UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Kelly Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Securities Beneficially Owned by Principal Stockholders and Management
REPORT OF THE AUDIT COMMITTEE
AUDIT AND RELATED FEES
EXECUTIVE COMPENSATION
Matters to be Brought Before the Meeting
Election of Directors Proposal 1

April 5, 2005

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Kelly Services, Inc., which will be held at 11:00 a.m., Eastern Daylight Time, Wednesday, May 4, 2005, in the Auditorium located on the First Floor of the Kelly Services Headquarters Building, 999 West Big Beaver Road, Troy, Michigan.

      Matters scheduled for consideration at this Meeting are the election of three Directors, approval of the Equity Incentive Plan and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2005.

      The Meeting will also provide an opportunity to review with you the business of the Company during 2004 and give you an opportunity to meet your directors and officers.

      Whether you plan to attend or not, please date, sign and return the proxy card in the accompanying envelope. Your vote is important no matter how many shares you own. If you do attend the Meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

      We look forward to seeing you at the Meeting.

Sincerely,

TERENCE E. ADDERLEY
Chairman and Chief
Executive Officer

KELLY SERVICES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

Kelly Services, Inc.

      Notice is hereby given that the Annual Meeting of Stockholders of Kelly Services, Inc., a Delaware corporation, will be held at the offices of the Company, 999 West Big Beaver Road, Troy, Michigan 48084-4782, on May 4, 2005 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect three Directors as set forth in the accompanying Proxy Statement.

2.	To approve the Kelly Services, Inc. Equity Incentive Plan.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.

4.	To transact any other business as may properly come before the Meeting or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE SET FORTH IN PROPOSAL 1 BELOW, A VOTE FOR APPROVAL OF THE EQUITY INCENTIVE PLAN AS DESCRIBED IN PROPOSAL 2 AND A VOTE FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET FORTH IN PROPOSAL 3.

      Only holders of the Company’s Class B common stock of record at the close of business on March 7, 2005 will be entitled to notice of and to vote at the Meeting.

      To ensure a quorum, it is important that your proxy be mailed promptly in the enclosed envelope, which requires no postage.

By Order of the Board of Directors

April 5, 2005

999 West Big Beaver Road
Troy, Michigan 48084-4782

DANIEL T. LIS
Corporate Secretary

KELLY SERVICES, INC.

999 West Big Beaver Road
Troy, Michigan 48084-4782

April 5, 2005

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS

      This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Kelly Services, Inc. (hereinafter called the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held at the corporate offices of the Company in Troy, Michigan on May 4, 2005 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and enclosed form of proxy are first being sent to stockholders of the Company is April 5, 2005. If the enclosed form of proxy is executed and returned by the stockholder, it may nevertheless be revoked by the person giving it by written notice of revocation to the Corporate Secretary of the Company, by submitting a later dated proxy or by appearing in person at the Meeting any time prior to the exercise of the powers conferred thereby.

      If a proxy in the accompanying form is properly executed, returned to the Company and not revoked, the shares represented by the proxy shall be voted in accordance with the instructions set forth thereon. If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of three Directors, designated Proposal 1 on the proxy, FOR the proposal to approve the Equity Incentive Plan, designated Proposal 2 on the proxy, FOR the proposal to ratify the selection of the independent public accounting firm, designated Proposal 3 on the proxy, and on any other matters that properly come before the Annual Meeting in the manner as set forth on the proxy.

      Only stockholders of record of the Class B common stock at the close of business on March 7, 2005 will be entitled to notice of and to vote at the Annual Meeting of Stockholders. Class B common stock is the only class of the Company’s securities with voting rights.

      At the close of business on March 7, 2005, the number of issued and outstanding voting securities (exclusive of treasury shares) was 3,472,598 shares of the Class B common stock, having a par value of $1.00 per share. Class B stockholders on the record date will be entitled to one vote for each share held.

      Pursuant to the Company’s by-laws, the holders of 60% of the issued and outstanding shares of Class B common stock who are entitled to vote at a stockholders’ meeting, in person or represented by proxy, will constitute a quorum. Holders of Class B common stock who are present at the Annual Meeting in person or by proxy and who abstain, and proxies relating to shares held in “street name” that are not voted (referred to as “broker non-votes”) will be treated as present for purposes of determining whether a quorum is present.

      The cost of soliciting proxies shall be borne by the Company. The solicitation of proxies will be made primarily by mail. The Company may also make arrangements with brokerage houses, custodians, banks, nominees, and fiduciaries to forward solicitation material to beneficial owners of stock held of record by them and to obtain authorization to execute proxies. The Company may reimburse such institutional holders for reasonable expenses incurred by them in connection therewith.

Securities Beneficially Owned by
Principal Stockholders and Management

      Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of common stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of the common stock.

      Set forth in the following table are the beneficial holdings on February 11, 2005, on the basis described above, of each person known by the Company to own beneficially more than five percent of the Class B common stock:

	Number of Shares		Percent
Name and Address of	and Nature of		Of
Beneficial Owners	Beneficial Ownership(a)(b)		Class(b)

T. E. Adderley	3,214,390(c)	(d)	92.6
999 West Big Beaver Road
Troy, Michigan 48084
J.P. Morgan Chase & Co.	193,068(e)		5.6
270 Park Avenue
New York, NY 10017

(a)	Nature of beneficial ownership of securities is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting power and sole investment power unless indicated by footnote.

(b)	Because Securities and Exchange Commission attribution rules require stock held in trust to be treated as beneficially held by each co-trustee sharing voting power for the stock, of the 193,068 shares reported as being beneficially owned by J.P. Morgan Chase & Co., 72,450 shares are also included in the 3,214,390 shares reported by T. E. Adderley.

(c)	Includes 952,100 shares directly held; 1,018,651 shares in the William R. Kelly Irrevocable Trust of which Mr. Adderley is a co-trustee and has sole investment and voting power; 1,171,189 shares in the William R. Kelly Marital Trust of which Mr. Adderley is a co-trustee and has sole investment and voting power; 71,825 shares in an irrevocable trust, of which he is beneficiary and has shared voting and investment power; and 625 shares held in five separate trusts of which he is a co-trustee with shared voting and investment power, in which he has no equity interest.

(d)	Because of the shares in the William R. Kelly Trusts of which he is a co-trustee with J.P. Morgan Chase & Co. and his own substantial stockholdings, Mr. Adderley is deemed a “control person” of the Company under applicable regulations of the Securities and Exchange Commission and NASD rules.

(e)	Based upon a report filed by J.P. Morgan Chase & Co. with the Securities and Exchange Commission on Schedule 13G dated January 26, 2005 and upon subsequent information received from J.P. Morgan Chase & Co. upon which the Company relies for the information presented. The report indicates that the 193,068 shares of Class B common stock held by J.P. Morgan Chase & Co. are categorized as follows with respect to voting power and investment power: Voting Power: sole voting power 108,923; shared voting power 72,450; Investment Power: sole investment power 120,477; shared investment power 72,450.

      Set forth in the following table are the beneficial holdings of the Class A and Class B common stock on February 11, 2005, on the basis described above, of each director and all directors and officers as a group.

	Class A Common Stock			Class B Common Stock

	Number of Shares			Number of Shares
	and Nature of		Percent of	and Nature of		Percent of
Directors	Beneficial Ownership(a)		Class	Beneficial Ownership		Class

T. E. Adderley	13,440,526	(b)	41.9	3,214,390	(c)	92.6
C. T. Camden	260,551		*	100		*
J. E. Dutton	1,024		*	0		*
M. A. Fay, O.P.	22,117		*	0		*
V. G. Istock	25,760		*	1,475		*
D. R. Parfet	2,000		*	0		*
B. J. White	22,885		*	0		*
All Directors and Executive Officers as a Group	14,043,792		43.8	3,216,065		92.6

*	Less than 1%

(a)	Includes shares which the individuals have a right to acquire through the exercise of stock options within 60 days. Such exercisable options include: 507,167 for T. E. Adderley; 163,334 for C. T. Camden; 16,500 for M. A. Fay; 16,500 for V. G. Istock; 16,500 for B. J. White; 48,333 for M. L. Durik; 108,000 for W. K. Gerber; and 1,250 for D. T. Lis.

(b)	Includes 726,681 shares directly held; 9,847,337 shares in the William R. Kelly Trusts of which Mr. Adderley is co-trustee and has sole investment power and has shared voting power with J.P. Morgan Chase & Co., the other co-trustee; 310,612 shares in an irrevocable trust, of which he is a beneficiary; 1,983,572 shares held in eleven separate trusts of which he is co-trustee with sole or shared investment power, in which he has no equity interest; and 572,324 shares held in the Estate of Margaret A. Kelly, of which Mr. Adderley is co-personal representative.

(c)	See footnotes (c) and (d) to first table.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under the securities laws of the United States, the Company’s directors, executive officers and any person who beneficially owns more than 10% of the common stock (collectively, the “Reporting Persons”) are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and pursuant to applicable rules, the Company is required to report in its proxy statement any failure to file by these due dates. Based on certifications received from the Reporting Persons and on copies of the reports that such persons have filed with the Securities and Exchange Commission, all required reports of Reporting Persons have been timely filed with the Securities and Exchange Commission for 2004.

Information Regarding Status as a Controlled Company, the Board of Directors,

Its Standing Committees and Governance Principles

Controlled Company Exemption

      Nasdaq has established specific exemptions from its listing standards for controlled companies. The Company is a “controlled company” by virtue of the fact that Terence E. Adderley, Chairman and Chief Executive Officer, controls the power to vote more than fifty percent of the Company’s outstanding voting stock.

      A controlled company is not required to have a majority of its Board of Directors comprised of independent directors. Director nominees are not required to be selected or recommended for the Board’s selection by a majority of independent directors or a nominations committee comprised solely of independent directors, nor does Nasdaq require a controlled company to certify the adoption of a formal written charter or board resolution, as applicable, addressing the nominations process. A controlled company is also exempt from Nasdaq’s requirements regarding the determination of officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors.

      A controlled company is required to have an Audit Committee composed of at least three directors, who are independent as defined under the rules of both the Securities and Exchange Commission and Nasdaq. Nasdaq further requires that all members of the Audit Committee have the ability to read and understand fundamental financial statements and that at least one member of the Committee possess financial sophistication. The independent directors must also meet at least twice a year in meetings at which only they are present.

Board of Directors

      The Board of Directors is responsible for overseeing the business of the Company.

      The Board has affirmatively determined that Donald R. Parfet and B. Joseph White, who are nominees standing for election at the 2005 Annual Meeting of the Stockholders, and Directors Jane E. Dutton, Maureen A. Fay and Verne G. Istock, whose respective terms of office continue until the Annual Meetings of the Stockholders in 2006 or 2007, are independent as that term is defined by the Nasdaq listing standards, and have no material relationship with the Company. Mr. Adderley, Chairman and Chief Executive Officer, and Carl Camden, President and Chief Operating Officer, are management Directors.

      In February 2005 the Board of Directors reaffirmed its Corporate Governance Principles (“the Principles”) which were first adopted in February 2004. The full text of the Principles and the charters of the Board’s three standing committees, which are an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, are available on the Company’s website at www.kellyservices.com under the caption “Corporate Governance.”

      The Board held six meetings during the last fiscal year.

Standing Committees

      The Audit Committee, composed of J. E. Dutton, M. A. Fay, D. R. Parfet, V. G. Istock (Chair) and B. J. White, held nine meetings in 2004. The Audit Committee’s purpose is to approve the scope of the work and fees of the independent registered public accounting firm and to review with the independent registered public accounting firm their report or opinion on the Company’s financial statements and the Company’s internal control over financial reporting. The Board has unanimously determined that M. A. Fay, D. R. Parfet, V. G. Istock and B. J. White qualify as “audit committee financial experts” within the meaning of SEC regulations and as such meet the “financial sophistication” requirements under current Nasdaq listing standards. J. E. Dutton has the requisite understanding of financial statements to serve as a member of the Audit Committee. At least one member of the Audit Committee has financial management expertise.

      The Compensation Committee, whose functions are described in the Compensation Committee Report on page 9 of this Proxy Statement, held four meetings in 2004 and is composed of J. E. Dutton, M. A. Fay, D. R. Parfet, V. G. Istock and B. J. White (Chair).

      The Corporate Governance and Nominating Committee, whose members are J. E. Dutton, M. A. Fay (Chair), D. R. Parfet, V. G. Istock and B. J. White, independent directors, and T. E. Adderley, controlling shareholder, held four meetings during 2004. The Committee’s responsibilities include assisting the Board of Directors in identifying individuals qualified to become Directors, overseeing the compensation and structure of the Board of Directors and the standing committees, developing and monitoring a process to evaluate Board and committee effectiveness and maintaining and overseeing the implementation of the Company’s corporate governance principles.

      All of the Directors of the Company attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees on which each served.

      Below is a description of key Principles and how they have been implemented, if appropriate.

Director Nominations, Qualifications, Effectiveness and Independence

      The Board is responsible for approving director nominees based on the recommendation of the Corporate Governance and Nominating Committee. The Board has not adopted a policy whereby stockholders may recommend nominees because of the Company’s status as a controlled company.

      Directors must have the highest personal and professional character and integrity and substantial experience in positions with a high degree of responsibility in the companies or institutions with which they are affiliated. Candidates are selected based upon the contributions they can make to the Board.

      Directors are provided an orientation program and participate in continuing education through presentations developed by the Company.

      The number of boards on which a director serves, along with any other time commitments a director may have, are considerations in determining the director’s ability to serve effectively. The Board conducts an annual evaluation of its performance. The evaluation process includes an assessment of the Board’s effectiveness and independence, access to and review of information provided by management, responsiveness to stockholder concerns and maintenance of standards of business conduct and ethics and of the Principles.

      At least annually the Board assesses the independence of the Company’s non-management directors and the financial sophistication or financial expertise of the members of the Audit Committee. In determining the independence of the current nominees and continuing non-management Directors, the Board primarily considered the following factors:

•	No nominee or director is an officer or employee of the Company or its subsidiaries;

•	No nominee or director has an immediate family member who is an officer of the Company or its subsidiaries;

•	No nominee or director or an immediate family member has a current or past material relationship with the Company;

•	No nominee or director or immediate family member accepted payments from the Company (other than for Board service) in excess of $60,000;

•	No nominee or director has been employed by the Company’s independent registered public accounting firm for at least three years;

•	No officer of the Company serves on the compensation committee or the board of directors of any corporation that employs a nominee or director or a member of the immediate family of a nominee or director;

•	No nominee or director was a partner, controlling shareholder or executive officer of any organization to which the Company made or received payments of the greater of $200,000 or 5% of the recipient’s gross revenue.

Tenure

      A non-management director shall tender his or her resignation at the time of resignation, retirement or termination from his or her current position, upon a material change in position or upon attaining age seventy. The Board retains sole discretion whether or not to accept a resignation. Term limits are not established. The perceived value of term limits are outweighed by the contributions of directors who have been able to develop, over a period of time, increasing insight into the Company’s operations and strategic direction.

Meetings and Attendance

      Six regular meetings at appropriate intervals are considered desirable for the Board to properly discharge its duties. Special meetings may be called to address specific needs.

      Directors are expected to attend the Annual Meeting of the Stockholders, all Board meetings and all meetings of the committees on which they individually serve. All Directors then in office attended the 2004 Annual Meeting of the Stockholders.

      The independent directors are required to meet in executive session at least twice annually. The Chair of each standing committee in rotation serves as the presiding director at the executive sessions.

Management Evaluation and Succession Planning

      At least annually Mr. Adderley will meet with the Compensation Committee to discuss potential successors as Chief Executive Officer and review the performance of members of senior management.

Code of Business Conduct and Ethics

      The Board has adopted a Code of Business Conduct and Ethics (“the Code”) that applies to all Directors, officers and employees to help them recognize and deal with ethical issues, deter wrongdoing, provide mechanisms to report dishonest or unethical conduct and help foster a culture of honesty and accountability. The Code addresses conflicts of interest, corporate opportunities, confidentiality, protection and proper use of assets, fair dealing, compliance with laws, rules and regulations and Company policies, public company reporting requirements and provides an enforcement mechanism.

      The full text of the Code of Business Conduct and Ethics which was last amended in February 2005, is set forth in Appendix A to this proxy statement and is posted on the Company’s website, at www.kellyservices.com, under the “Corporate Governance” caption. This information is available in print to any stockholder who requests it from the Investor Relations Department. The Company will disclose future amendments to, or waivers from the Code for its Directors, Executive Officers and senior financial officers on its website within five business days following the date of amendment or waiver, or such earlier period as may be prescribed by the SEC.

Stockholder Communications

      Stockholders may communicate with the Board of Directors, in writing, addressed to the Board of Directors and mailed to the Corporate Secretary, Kelly Services, Inc., 999 West Big Beaver Road, Troy, MI 48084. All written stockholder communications will be summarized and reported to the Board at its regularly scheduled meetings.

Compensation of Directors

      Directors of the Company who are not salaried officers are paid an annual fee of $50,000 (consisting of a $25,000 cash retainer fee and a stock award worth $25,000), a fee of $1,200 for each meeting of the Board of Directors attended and a fee of $1,000 for each meeting of a committee of the Board of Directors attended. The $25,000 stock award portion of the annual fee is made under the Non-Employee Director Stock Award Plan approved by the stockholders in 1995, as amended on May 14, 2001, from which each non-officer Director receives an annual grant of shares of the Company’s Class A common stock equal in value to the Director’s annual cash retainer fee.

      Directors who serve as chairs of the Audit, Compensation and Corporate Governance and Nominating Committees are paid an additional annual retainer of $5,000.

      On May 10, 1999, the stockholders approved the adoption of the Kelly Services, Inc. 1999 Non-Employee Directors Stock Option Plan, under which the Board of Directors from time to time may make discretionary grants of options to purchase shares of Class A common stock to non-employee directors. In 2004, the Board granted to each non-employee director an option to purchase 3,000 shares of Class A common stock at the fair market value of the stock on the day of the grant. Each of these 10-year options vests in thirds on the first day of January of each of the three years immediately following the grant.

COMPENSATION COMMITTEE REPORT

COVERING EXECUTIVE COMPENSATION

      The Company’s compensation program for senior officers, including the named executive officers, is administered by the Compensation Committee of the Board of Directors, which is composed of independent directors. The Committee has responsibility for review and final approval of all adjustments in salary and short-term incentive awards for executives of the Company, including, with respect to 2004, administering the Kelly Services, Inc. Short-Term Incentive Plan. The Committee also administers the Kelly Services, Inc. Performance Incentive Plan (the Company’s long-term incentive plan) and approves the grant of awards under such Plan.

Compensation Principles

      The objectives of the Company’s executive compensation program are: (a) to align key executive and management employees with the Company’s strategic and financial objectives; (b) to attract and retain a management team of high quality; (c) to create incentives which motivate employees to achieve continual growth and increasing profitability of the Company; and (d) to promote the common interests of stockholders, executives, and key management employees.

      Total compensation is directly related to the successful achievement of the Company’s performance objectives. Short-term objectives are established on an annual basis, the achievement of which is rewarded annually. Long-term objectives are linked to a multiple year period, the achievement of which will be rewarded accordingly. All compensation, other than stock options and restricted stock awards which are time-based, whether in the form of salary, short-term incentive awards, grants of performance shares, or cash equivalents, is based on successful accomplishment of periodically established objectives reflecting the Company’s business and financial goals. Performance objectives, which are identified as short or long-term, provide standards for the measurement of Company and unit performance. Some performance objectives are Company-wide; others will vary, depending on individual responsibilities, groups of employees, or particular projects and plans.

      The Company ordinarily seeks to provide performance-based compensation that allows for maximum deductibility under Section 162(m) of the Internal Revenue Code and related regulations. However, tax deductibility is only one of many factors that must be considered in any final decision regarding executive compensation. In order to best serve the Company and the interests of its stockholders, the Company may determine that payment of non-deductible compensation is necessary and appropriate to provide awards consistent with the overall philosophy and objectives of the compensation program.

      The Committee seeks to encourage substantial stock ownership by the Company’s senior officers so as to align their interests more closely with the stockholders’ interests. In order to do so, the Committee has approved share ownership requirements for these executives. The minimum share ownership requirements are 70,000 shares for the Chairman and Chief Executive Officer, 50,000 shares for the President and Chief Operating Officer, 30,000 shares for the executive vice presidents, and 10,000 shares for the senior vice presidents. Upon achievement of the minimum share ownership requirement, all senior officers are additionally required to retain ownership in fifty percent of any net after-tax shares of vested restricted stock. Senior officers are required to maintain their stock ownership levels as long as they are employed by the Company and are participants in the stock ownership plan.

      The following is a discussion of the major elements of the Company’s executive compensation program along with a description of the decisions and actions taken by the Committee with regard to 2004 compensation of Mr. Adderley as the Company’s Chairman and Chief Executive Officer.

Succession Planning

      In 2004, the Committee conducted a detailed review of the individual senior officers, which included performance assessments, potential for advancement, identification of potential successors, developmental needs, compensation history and stock equity history. This review coincided with the determination and approval of annual salary, bonus and stock equity awards.

Annual Compensation

      Annual cash compensation for the named executive officers consists of base salaries and cash incentive bonuses.

      Base salaries for the named executive officers are targeted to be competitive with the marketplace, identified by national surveys of executive compensation in which the Company periodically participates and which are recognized as credible within the professional field of compensation management. Because the Company competes to recruit executive-level personnel from many industries and not just from the staffing industry, the companies included in the surveys referred to above are not the same as those included in the Peer Group Index used in this Proxy Statement for performance graph purposes. Base salaries are targeted to correspond generally with the median of the range of salaries in the surveys consulted.

      Competitive assessments include reviewing salary survey data of comparative companies, not necessarily in the staffing industry, and other relevant factors. Individual performance is also a factor in determining base salary. The Committee is responsible for reviewing and approving the annual salary for all officers.

      June 1 is now the point in each year when the base salaries of officers of the Company are normally reviewed and possibly increased. In May 2004, the Committee considered whether economic conditions would warrant annual salary increases for Company personnel, including Company officers. The Committee concluded that then-current economic conditions warranted general increases, subject to exceptions for special circumstances, and that recommendation was followed by the Company. Following a review of his performance, the Committee increased Mr. Adderley’s annual salary, effective June 2004, from $830,000 per year to $900,000 per year.

      Cash bonuses to the named executive officers, including Mr. Adderley, are subject to the terms of the Company’s Short-Term Incentive Plan. In accordance with that plan, in February 2004, the Committee established target and threshold goals based on corporate diluted earnings per share and a specific payout schedule for each executive showing a range of potential bonus amounts the executive could receive under the plan, which depended solely on the extent to which the Company’s actual 2004 diluted earnings per share met or exceeded the threshold. The entire potential bonus for Mr. Adderley and the other named executive officers was tied to this objectively determinable standard. The potential bonuses for other participants in the Plan were tied partially to this corporate earnings standard and partially to other performance goals, which were also established by the Committee and were set in light of the particular functions and responsibilities of the individual executives.

      The Company’s actual earnings per share for the year 2004 did exceed the payout threshold the Committee had established for the year. In February 2005, the Committee determined that, based on the schedule and the actual corporate earnings result, a cash bonus would be approved for 2004 for Mr. Adderley, for the named executive officers and other executives participating in the Short-Term Incentive Plan. Accordingly, the Committee approved a cash bonus of $839,000 for Mr. Adderley. The Committee also reviewed and approved cash bonuses for all other officers.

Long-Term Compensation

      The long-term incentive compensation for the named executive officers can consist of cash and stock-based awards made under the Company’s Performance Incentive Plan. Non-Qualified Stock Options, Incentive Stock Options, and Restricted Stock Awards, are currently the only type of awards outstanding under the Performance Incentive Plan.

      The decision to grant stock-based awards is considered periodically by the Committee during each year. Stock-based awards may be given to new hires, employees promoted to new positions, and other key managers and executives as deemed appropriate by the Committee. During 2004, the Committee granted limited authority to Mr. Adderley to award stock-based awards for new hires, employees promoted to new positions, and other key managers and executives below the rank of senior vice president. All stock-based awards approved by Mr. Adderley were reviewed by the Committee. Grant size was determined based on a guideline of option shares for each management level that is generally competitive with the median level of grants awarded by companies of similar size.

      During 2004, the Committee conducted reviews of compensation components for chief executive officers in companies of similar size. As a result of these reviews, the Committee during 2004 recommended that Mr. Adderley be awarded Non-Qualified Stock Options to purchase 24,000 shares of Class A common stock, in accordance with the parameters of competitive practice. These stock options vest over a three-year period. The Committee also reviewed and approved Stock Options to purchase shares of Class A common stock for other senior officers, all of which vest over a three year period.

      In 2004, Mr. Adderley and the other senior officers of the Company were granted Restricted Shares of the Company’s Class A common stock under the Company’s Performance Incentive Plan. These Restricted Shares vest over a three year period. Mr. Adderley received Restricted Share Awards totaling 8,000 shares.

Conclusion

      The Committee believes that the Company’s executive compensation program, providing as it does for competitive base salaries along with short and long-term incentive compensation opportunities, is an important factor in motivating executives as well as maintaining an appropriate focus on increasing stockholder value.

B. J. WHITE, Chair
J. E. DUTTON
M. A. FAY, O.P.
V. G. ISTOCK
D. R. PARFET

REPORT OF THE AUDIT COMMITTEE

Organization

      The Audit Committee of the Board of Directors is composed of five independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors on May 15, 2000 and last amended by the Board of Directors in August 2004; a copy of the fully amended charter is attached to the proxy statement as Appendix B. The current members of the Audit Committee are J. E. Dutton, M. A. Fay, V. G. Istock (Chair), D. R. Parfet and B. J. White.

Duties

      The Committee has the direct responsibility for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee’s responsibilities include monitoring the integrity of the Company’s financial statements, the Company’s system of internal controls over financial reporting, the qualifications, independence and performance of the Company’s independent registered public accounting firm the qualifications and performance of the Company’s internal auditors and the Company’s compliance with legal and regulatory requirements. The Committee approves all audit, audit related, internal control related, tax and permitted non-audit services of the independent public accounting firm prior to engagement. The Audit Committee serves as the Company’s Qualified Legal Compliance Committee.

      Management is responsible for the preparation of the Company’s financial statements in accordance with generally accepted accounting principles and for the report on the Company’s internal control over financial reporting. PricewaterhouseCoopers LLP is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for attesting to management’s report on the Company’s internal control over financial reporting.

Pre-Approval Policy

      The Audit Committee has adopted a policy requiring pre-approval of all audit and non-audit services of the independent registered public accounting firm prior to their engagement by the Company. The policy is further described in the Audit Committee Charter attached to the proxy statement as Appendix B.

Review and Independent Accountants

      The Audit Committee has reviewed the Company’s audited consolidated financial statements and management’s report on the Company’s internal control over financial reporting and discussed such statements and report with the Company’s management and with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for fiscal year 2004 who also issued the attestation as to the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has discussed with its independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees.”

      The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed the same with PricewaterhouseCoopers LLP, including their independence.

Recommendation

      Based upon the forgoing review, discussions and reports, and subject to the limitations on the role of the Audit Committee set forth in its Charter, the Audit Committee recommended to the Board of Directors of the Company that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2005, and be filed with the U.S. Securities and Exchange Commission.

      This report is submitted by the Audit Committee of the Board of Directors.

V. G. ISTOCK, Chair
J. E. DUTTON
M. A. FAY, O.P.
D. R. PARFET
B. J. WHITE

AUDIT AND RELATED FEES

Audit Fees

      Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, in connection with its audit of the Company’s consolidated financial statements for the years ended January 2, 2005 and December 28, 2003 and its limited reviews of the Company’s unaudited condensed consolidated interim financial statements were $1,903,185 and $828,720, respectively.

Audit Related Fees

      For the years ended January 2, 2005 and December 28, 2003, fees for professional services rendered by PricewaterhouseCoopers, primarily in connection with audits of employee benefit plans totaled $55,876 and $32,207, respectively.

Tax Fees

      For the years ended January 2, 2005 and December 28, 2003, fees for professional services rendered by PricewaterhouseCoopers in connection with tax compliance, tax planning, and advice totaled $351,824 and $356,758, respectively.

All Other Fees

      For the years ended January 2, 2005 and December 28, 2003, fees for a professional research tool provided by PricewaterhouseCoopers totaled $1,500 and $1,400, respectively in each year.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation paid or accrued for services rendered to the Company and its subsidiaries for the last three fiscal years by the Chief Executive Officer and the four highest-paid executive officers, as well as the total compensation paid to each individual during the Company’s last three fiscal years:

				Long-Term Compensation

		Annual Compensation		Awards		Payouts

					Number of
				Restricted	Shares	Long-Term
Name and				Share	Underlying	Incentive Plan	All Other
Principal Position	Year	Salary	Bonus	Award(s)(1)	Options	Payouts	Compensation(2)

T. E. Adderley	2004	$870,833	$839,000	$224,160	24,000	$0	$174,527	(3)
Chairman and	2003	830,000	0	428,116	65,000	0	46,845
Chief Executive Officer	2002	830,000	211,000	161,280	45,000	0	45,650

C. T. Camden	2004	$729,167	$568,000	$168,120	18,000	$0	$43,750
President and	2003	700,000	0	369,244	45,000	0	32,235
Chief Operating Officer	2002	700,000	147,000	107,520	25,000	0	38,500

M. L. Durik	2004	$554,167	$330,000	$112,080	12,000	$0	$29,750
Executive Vice President	2003	525,000	0	199,340	25,000	0	3,040
and Chief Administrative Officer	2002	508,333	83,000	67,200	15,000	0	7,625

W. K. Gerber	2004	$570,000	$321,000	$84,060	9,000	$0	$34,200
Executive Vice President	2003	570,000	0	73,590	15,000	0	29,880
and Chief Financial Officer	2002	570,000	94,000	67,200	15,000	0	31,350

Daniel T. Lis	2004	$229,166	$100,000	$84,060	9,000	$0	$13,750
Senior Vice President,	2003	100,000	0	24,910	3,750	0	1,500
General Counsel and Corporate Secretary

(1)	Restricted Shares of the Company’s Class A common stock were awarded in June 2004, November 2003, July 2003, June 2003 and February 2002. The shares awarded vest in three equal annual installments beginning one year after the date of grant. The above amounts represent the fair market value of the entire award for each executive officer at the grant date. The number of shares awarded in 2004 were: T. E. Adderley, 8,000; C. T. Camden, 6,000; M. L. Durik, 4,000; W. K. Gerber, 3,000; and D. T. Lis, 3,000. The number of shares awarded in 2003 were: T. E. Adderley, 17,200; C. T. Camden, 14,800; M. L. Durik, 8,000; W. K. Gerber, 3,000; and D.T. Lis, 1,000. Mr. Lis joined the Company July 1, 2003. The number of shares awarded in 2002 were: T. E. Adderley, 7,200; C. T. Camden, 4,800; M. L. Durik 3,000; and W. K. Gerber, 3,000.

At the last business day of the Company’s 2004 fiscal year the aggregate number of unvested Restricted Shares of the Company’s Class A common stock held by the executive officers named in the Summary Compensation Table and the value of these shares, based upon the $30.18 per share closing price of the Company’s Class A common stock on that date, were as follows:

Name	No. of Shares	Value

T. E. Adderley	21,866	$659,916
C. T. Camden	17,466	527,124
M. L. Durik	10,333	311,850
W. K. Gerber	6,000	181,080
D. T. Lis	3,666	110,640

(2)	Represents Company contributions to non-qualified defined contribution/ deferred compensation plan for officers and certain other management employees known as the Management Retirement Plan.

(3)	Represents sum of Company automobile allowance ($8,100), dividends on restricted stock awards under the Performance Incentive Plan ($9,526), Company provided life insurance ($35,844), Company contributions to non-qualified defined contributions/deferred compensation plan for officers and certain other employees known as the Management Retirement Plan ($52,250), the aggregate incremental cost to the Company of airplane usage ($68,145) and miscellaneous other annual compensation ($662).

Option Grants in 2004

      The following table shows all grants of all Non-Qualified Stock Options and Incentive Stock Options to the officers named in the Summary Compensation Table above in 2004. The exercise price of all such options was the fair market value on the date of grant. One third (1/3) are exercisable one year after the grant date with an additional one third (1/3) exercisable on each of the next two anniversary dates. Upon exercise of an option, an officer purchases all or a portion of the shares covered by the option by paying the exercise price multiplied by the number of shares as to which the option is exercised, either in cash or by surrendering common shares already owned by the officer.

Individual Grants
						Potential Realizable Value at
	Number		% of Total			Assumed Annual Rates of Stock
	of Shares		Options			Price Appreciation for Option
	Underlying		Granted to			Term(1)
	Options	Option	Employees	Exercise or	Expiration
Name	Granted	Type	in Fiscal Year	Base Price	Date	0%	5%	10%

T. E. Adderley	24,000	NQ	7.77	$28.02	06/01/14	$0	$422,919	$1,071,760

C. T. Camden	3,942	ISO		$28.02	06/01/14	$0	$69,464	$176,037
	14,058	NQ		28.02	06/01/14	0	247,725	627,783

	18,000		5.83			$0	$317,189	$803,820
M. L. Durik	3,942	ISO		$28.02	06/01/14	$0	$69,464	$176,037
	8,058	NQ		28.02	06/01/14	0	141,995	359,843

	12,000		3.89			$0	$211,459	$535,880
W. K. Gerber	3,942	ISO		$28.02	06/01/14	$0	$69,464	$176,037
	5,058	NQ		28.02	06/01/14	0	89,130	225,873

	9,000		2.92			$0	$158,594	$401,910
D. T. Lis	7,371	ISO		$28.02	06/01/14	$0	$129,889	$329,164
	1,629	NQ		28.02	06/01/14	0	28,706	72,746

	9,000		2.92			$0	$158,595	$401,910

(1)	The dollar amounts under the 5% and 10% columns in the table above are the result of calculations required by the Securities and Exchange Commission’s rules and therefore are not intended to forecast possible future appreciation of the stock price of the Company. As shown in the 0% column above, no gain to the named officers or all employees is possible without appreciation in the price of the Company’s common stock, which will benefit all stockholders. For example, with respect to the grants expiring on June 1, 2014, in order for any of the named officers to realize the potential values set forth in the 5% and 10% columns in the table above with respect to the exercise price of $28.02 (the fair market value on the date of the grant), the price per share of the Company’s Class A common stock would have to be approximately $45.64 and $72.68, respectively, as of the expiration date of their options.

Option Exercises During 2004 and Year-End Option Values

      The following table shows stock option exercises during 2004 by each of the officers named in the Summary Compensation Table and the value of unexercised options at fiscal year end 2004:

			Number of
			Shares Underlying		Value of Unexercised
			Unexercised Options		In-the-Money
	Number of		at Year-End		Options at Year-End
	Shares Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

T. E. Adderley	18,000	$40,066	492,167	82,333	$1,686,905	$405,105
C. T. Camden	99,667	$687,919	155,001	56,332	$481,728	$264,939
M. L. Durik	40,001	$238,013	43,334	33,665	$145,320	$154,842
W. K. Gerber	47,000	$284,207	103,001	23,999	$222,198	$114,832
D. T. Lis	0	$0	1,250	11,500	$6,588	$32,615

Long-Term Incentive Plans — Awards in Last Fiscal Year Table

      There were no performance share awards made by the Company in 2004 under the Company’s Performance Incentive Plan.

Performance Graph

      The following graph compares the cumulative total return of the Company’s Class A common stock with that of a Peer Group Index and the S&P MidCap 400 Index for the five years ended December 31, 2004. The graph assumes an investment of $100 on December 31, 1999 and that all dividends were reinvested. The Peer Group Index consists of the following publicly traded staffing services companies: CDI Corp., Manpower Inc., and Spherion Corporation. The same comparison is then made with a new index, the S&P Supercomposite Employment Services Index, which provides a broader published industry index as a basis for comparison.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

Assumes Initial Investment of $100
December 31, 1999 — December 31, 2004

	1999	2000	2001	2002	2003	2004

Kelly Services, Inc.	$100.00	$98.07	$94.06	$107.91	$126.67	$135.84

S&P MIDCAP 400 Index	$100.00	$117.49	$116.79	$99.82	$135.40	$157.74

Peer Group Index	$100.00	$79.76	$73.11	$69.94	$100.64	$97.78

S&P Supercomposite Employment Services Index	$100.00	$68.20	$62.25	$46.58	$69.75	$83.75

Matters to be Brought Before the Meeting

Election of Directors
Proposal 1

      The Board of Directors is divided into three classes with each class generally elected for a three-year term. Under the Certificate of Incorporation, the Board of Directors shall consist of no fewer than five (5) and no more than nine (9) members, the exact number of Directors to be determined from time to time by the Board of Directors. The Board of Directors has fixed the number of Directors constituting the whole Board at seven (7). Donald R. Parfet was first elected a Director in October 2004 to fill a vacancy created by an increase in the number of the Board of Directors whose terms expire at the 2005 Annual Meeting of Stockholders; Mr. Parfet was identified as a potential nominee unanimously.

      The Board of Directors recommends that the nominees named below be elected to serve as Directors. Messrs. Camden and White will serve for three (3) year terms ending at the Annual Meeting of Stockholders held after the close of the fiscal year ending December 30, 2007 and Mr. Parfet will serve for a one (1) year term ending at the Annual Meeting of Stockholders held after the close of the fiscal year ending January 1, 2006.

      The shares represented by the enclosed form of proxy, when properly executed by a stockholder of record, will be voted at the Annual Meeting, or any adjournment thereof, as designated thereon if unrevoked at the time of the Meeting. If a nominee is unavailable for election for any reason on the date of the election of the Director (which event is not anticipated), the persons named in the enclosed form of proxy may vote for the election of a person designated by a majority of the proxy attorneys present at the Meeting. The Director will be elected by a majority of the votes cast by holders of Class B common stock who are present in person, or represented by proxy, and entitled to vote at the Meeting.

      Listed below are the names of the persons nominated for election as Directors of the Company (each is currently a Director of the Company), and of the Directors of the Company whose terms of office will continue after the Annual Meeting, their ages, principal occupations, other public companies of which they are directors, occupations held during the past five years (unless otherwise stated, the occupations listed have been held during the entire past five years), the year in which they first became a director of the Company and the year in which their term as a Director is scheduled to expire (information provided as of March 7, 2005).

	Year of		Year First
	Expiration of	Principal	Elected as
Name and Age	Elective Term	Occupation	Director

Nominees for Election as Director to be Elected for a Three-Year Term

C. T. Camden(b) Age 50	2005	President and Chief Operating Officer (2001) of the Company. Formerly: Executive Vice President and Chief Operating Officer (2001), Executive Vice President of Operations, Sales and Marketing (1997).	2002

	Year of		Year First
	Expiration of	Principal	Elected as
Name and Age	Elective Term	Occupation	Director

B. J. White Age 57	2005	President, University of Illinois (2005); Trustee, Equity Residential, Inc. and Director, Kaydon, Inc. Formerly: Professor of Business Administration, Dean of the University of Michigan Business School (2001), and Interim President of the University of Michigan (2002); Managing Director, Fred Alger Management, Inc. (2003).	1995
Nominee for Election as Director for a One Year Term
D. R. Parfet Age 52	2005	Managing Director of Apjohn Group, LLC (business development firm focused on creating new commercial opportunities in the life sciences (2001); General Partner of Apjohn Ventures Fund (2002); Director, Biacore International AB. Formerly: Senior Vice President at Pharmacia Corporation (2000).	2004
Continuing Directors
M. A. Fay, O.P. Age 70	2006	President Emeritus of the University of Detroit Mercy; President (1983 - 2004). Formerly: Director of Bank One Corporation.	1997
V. G. Istock Age 64	2006	Retired Chairman of Bank One Corporation; Director of Masco Corporation and Rockwell Automation, Inc. Formerly: Chairman, President and Chief Executive Officer of First Chicago NBD Corporation; Chairman and Chief Executive Officer of First National Bank of Chicago; Chairman and Chief Executive Officer of NBD Bancorp, Inc, Director of Bank One Corporation; First Chicago NBD Corporation; and Federal Reserve Bank of Chicago.	1991
T. E. Adderley(a) Age 71	2007	Chairman and Chief Executive Officer of the Company. Formerly: Director of DTE Energy Company and First Chicago NBD Corporation.	1962
J. E. Dutton Age 53	2007	Professor of Business Administration of the University of Michigan Business School (1996); Professor of Psychology (2002).	2004

(a)	Mr. Adderley is a director and executive officer of virtually all subsidiaries of the Company.

(b)	Mr. Camden is a director and executive officer of virtually all subsidiaries of the Company.

Approval of Kelly Services, Inc. Equity Incentive Plan

Proposal No. 2

      On February 7, 2005, the Board of Directors of the Company approved the Kelly Services, Inc. Equity Incentive Plan (the “Plan” or the “Equity Incentive Plan”), subject to approval of the Company’s stockholders. The Plan provides for the grant to officers and employees of the Company of options to purchase shares of Class A stock and other equity-based awards, which may be incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance share units, or other stock-based awards (collectively, “Awards”). The Equity Incentive Plan is designed to replace the 1996 Performance Incentive Plan. If the Plan is approved, the 1996 Performance Incentive Plan will be terminated by the action of the Board of Directors. Existing awards previously granted under the 1996 Performance Incentive Plan will continue to remain outstanding in accordance with their terms; however, all future awards will be made under the Equity Incentive Plan.

      The Board of Directors is asking the Company’s stockholders to approve the Equity Incentive Plan to enable the Company to issue “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify certain Awards as “performance-based compensation” under Code Section 162(m). In addition, Nasdaq rules require stockholder approval of the Plan.

      A summary of the principal features of the Equity Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix C to this proxy statement.

      The Company’s Board of Directors unanimously recommends that you vote FOR approval of the Equity Incentive Plan.

Description of the Equity Incentive Plan

      The following summary outlines the principal features of the Equity Incentive Plan.

      Purpose. The purpose of the Plan is to provide for long-term incentive stock-related compensation to selected key employees of the Company or an affiliated entity of the Company for their contributions to the Company’s growth and profitability. Such compensation is intended to help the Company attract and retain superior employees, and to give those employees shared financial interests with the Company’s stockholders that are believed to positively affect their job performance.

      Eligibility. The persons who are eligible to receive Awards pursuant to the Plan are employees of the Company or any affiliated entity of the Company who are designated by the Committee (as defined below) from time to time. The Company estimates that approximately 100 of its employees would currently be eligible for Awards under the Plan.

      Administration. The Equity Incentive Plan is administered by the Compensation Committee of the Board or any other committee designated by the Board to administer the Plan (the “Committee”). The Committee must be comprised of two or more “non-employee” directors within the meaning of Rule 16b-3 of the Securities and Exchange Commission. In addition, to the extent that the Company determines it desirable to qualify Awards granted under the Plan as “performance-based compensation”

under Code Section 162(m), the Committee must be comprised of two or more “outside directors” within the meaning of Code Section 162(m).

      The Committee may delegate to the chief executive officer of the Company, if also a director, authority to grant Awards under the Plan to employees who are not required to report transactions in Company stock (“Section 16 Reporting Persons”) or who are not senior vice presidents or officers of higher rank.

      Award Types. The Equity Incentive Plan permits the Committee to grant, in its discretion, incentive stock options, non-qualified stock options, SARs, restricted shares, restricted share units, performance shares, performance share units, additional shares, or other stock-based awards, each of which is described below.

      Maximum Number of Shares Awardable Under the Plan. The Equity Incentive Plan is designed as a so-called “evergreen” plan in that it does not specify a maximum number of shares of Class A stock that may be issued and made subject to issuance over the life of the Plan. Instead, it provides that, at any given time, the maximum number of shares that may be issued and made subject to future issuance shall equal 10% of the number of shares of Class A stock that were outstanding (exclusive of treasury shares) as of the end of the immediately preceding Company fiscal year (rounded downward if necessary to eliminate fractional shares), reduced to take into account various awards made during the period consisting of the immediately preceding four complete fiscal years of the Company and its then-current fiscal year to date (the “Adjustment Period”), and increased by the number of shares as to which stock options granted during the Adjustment Period have since expired or terminated for any reason other than exercise of such options or related SARs or by any shares transferred to the Company to satisfy the exercise price of any options. Stock options, SARs and other equity-based awards assumed by the Company in a merger or acquisition of another company will not count against the shares available for Award under the Plan.

      In addition, the number of shares covered by outstanding incentive stock options, plus the number of shares issued in settlement of exercised incentive stock options under the Plan, may not exceed 4,000,000 shares.

      Incentive Stock Options. Incentive stock options entitle the holder to purchase a certain number of shares of Class A stock at an exercise price specified at the time the option is granted. The exercise price per share of Class A stock that may be purchased under an incentive stock option may not be less than 100% of the fair market value of a share of Class A stock on the date the option is granted. The aggregate fair market value of all shares of Class A stock subject to incentive stock options that become exercisable for the first time during any year may not exceed $100,000.

      Non-Qualified Stock Options. Non-qualified stock options, which are stock options that are not incentive stock options, entitle the holder to purchase a certain number of shares of Class A stock at an exercise price which is at least equal to 100% of the fair market value of a share of Class A stock on the date the option is granted.

      Number of Shares Underlying Options. The maximum number of shares that may be granted as options (whether or not in tandem with SARs) during any consecutive five calendar years to any single employee is 750,000.

      Exercisability of Options. At the time of grant, the Committee will specify the time at which any portion of an option first becomes exercisable and the latest date on which the option may be exercised. The expiration date for any incentive stock option granted to a 10% owner will not be longer than five years after the date of grant, and the expiration date for any other option will not be longer than ten years after the date of grant. The Committee shall determine the disposition of the grant of each option in the event of the death, disability or other termination of employment of an employee. The Committee may, in its discretion, accelerate the exercisability of any portion of an option or provide for automatic acceleration of exercisability upon the occurrence of such events as it may specify, such as upon the death or disability of a grantee.

      Option Price. The Committee will determine the exercise price per share of options but in no event will the exercise price be less than the fair market value of a share of Class A stock on the date the option is granted. Except as otherwise limited by the Committee at the time of grant, payment for shares of Class A stock purchased upon exercise of an option shall be made on the effective date of such exercise by one or a combination of the following means: (1) entirely in cash; (2) by delivery of whole shares of Class A stock owned by the option holder for more than six months on the date of surrender; or (3) pursuant to a cashless exercise program implemented by the Company in connection with the Plan.

      Restoration Options. The Committee may provide that an option shall also carry with it a right to receive another option (a “Restoration Option”) in certain circumstances. A Restoration Option may be created at the time of grant of an option or at any other time while the grantee continues to be eligible for awards and the original option is outstanding. A Restoration Option may arise only if, earlier than six months before the expiration date of the prior option, the grantee exercises the prior option while still an employee and pays all or some of the exercise price in shares of Class A stock that have been owned by the grantee for at least six months prior to exercise. The number of shares subject to the Restoration Option shall be the number of whole shares delivered in exercise of the prior option, subject to Plan limitations on the number of shares that may be granted under the Plan. The per share exercise price of a Restoration Option shall be the fair market value of a share of Class A stock on the date the Restoration Option arises, and the expiration date of the Restoration Option shall be the same as that of the prior option. The Restoration Option will be a non-qualified stock option and will first become exercisable six months after it arises.

      SARs. SARs are rights that, when exercised, entitle the holder to the appreciation in value of the number of shares of Class A stock specified in the grant from the date granted to the date exercised. An exercised SAR may be settled in cash or stock, or any combination of cash and stock, as specified by the holder. SARs may be either stand-alone SARs, which are not granted in conjunction with an option, or tandem SARs, which may be granted at the same time as or subsequent to the time that its related option is granted. The exercise price of a tandem SAR will be the exercise price per share under the related option, and the exercise price per share subject to a stand-alone SAR will not be less than the fair market value of a share of Class A stock on the effective date of grant of the SAR. A SAR will be exercisable after a grantee’s termination of employment to the extent and during such period as determined in the Committee’s discretion, and as set forth in the award agreement evidencing such SAR.

      Restricted Shares. Restricted shares consist of shares of Class A stock issued under the Plan that are subject to certain restrictions established by the Committee, which may include the achievement of performance goals specified by the Committee. Restricted stock awards may not be disposed of by the recipient until the restrictions imposed by the Committee have lapsed. If a grantee remains an employee throughout the restriction period (which may not be less than 12 months), and upon satisfaction of any other restrictions imposed by the Committee, the restricted stock award will become fully vested. If the grantee ceases to be an employee during the restriction period due to death or disability, the award shall be vested in proportion to the then elapsed portion of the restriction period, and the remainder of the award will be forfeited, unless the Committee determines to waive the forfeiture. If the grantee otherwise ceases to be an employee during the restriction period, the Committee shall determine the disposition of the award. The grantee of restricted shares will receive any cash dividends paid with respect to such shares during the restriction period. Any non-cash dividends will be retained by the Company and will be paid upon the vesting of the restricted shares.

      Restricted Share Units. Restricted share units are awards that may consist of Class A stock, cash equivalents of Class A stock, or a combination of both. Payout of a restricted share unit award is subject to certain restrictions established by the Committee, which may include the achievement of performance goals specified by the Committee. If a grantee remains an employee throughout the restriction period (which may not be less than 12 months), and upon satisfaction of any other restrictions imposed by the Committee, the award shall be settled in cash, whole shares of Class A stock, or a combination of cash and stock, as the Committee shall determine.

      Performance Awards for Employees Other than Named Executive Officers. “Performance awards” may be performance shares or performance share units, which are shares of Class A stock or share units that are subject to forfeiture if performance goals are not attained. At the time of grant, the Committee shall establish a performance period with respect to the performance award of not less than one year nor more than five years. If the performance award is granted during the first quarter of the Company’s fiscal year, the performance period will begin on the first day of the fiscal year. Otherwise, the performance period will begin on the date of grant. At the time of grant, the Committee will also establish one or more business performance goals for the performance period, and the weight to be given each such goal. The initial performance goals may be modified or adjusted during the performance period in light of previously unforeseen transactions, events or circumstances occurring after the initial performance goals are established.

      As soon as practicable after the end of the performance period, the Committee will determine the extent to which the performance goals for the related performance award were attained. If the Committee determines that the performance goals were fully attained, and if the grantee of the performance award has remained an employee throughout the performance period, the entire performance award will become fully vested. If the grantee has remained an employee throughout the performance period but the Committee determines that the performance goals were unmet or only partially met, the Committee may permit vesting of all or a portion of the performance award, with the remainder to be forfeited. If the grantee ceases to be an employee during the performance period, the result will be the same, adjusted by a performance factor as determined by the Committee, as if the performance award had been an award of restricted shares and/or restricted share units and the performance period a restriction period.

      At the end of the performance period, the Committee may recommend a grant of additional shares of Class A stock to the grantee of a performance award if the grantee is then an employee and the Committee determines that satisfaction of the performance goals so warrants. Additional shares awarded to a grantee shall be immediately vested and shall be issued to the grantee as soon as practicable after the grant.

      An award of performance share units that vests shall be settled in cash, whole shares of Class A stock or a combination of cash and stock, as the Committee shall determine, as soon as practicable after the vesting date.

      Performance Awards to Named Executive Officers. In order to facilitate exemption of compensation paid in connection with performance awards to named executive officers of the Company (the chief executive officer and the four other most highly compensated executive officers other than the chief executive officer) from the $1 million tax deduction limit imposed by Section 162(m) of the Code, the Plan requires that such awards be “performance based” and that certain other requirements be met. In addition, if an award of restricted shares, restricted share units, or other stock-based awards are intended to qualify as “performance-based,” then all requirements described under this subsection will apply to such awards.

      Performance awards may be granted to named executive officers only during the first quarter of the Company’s fiscal year. Subject to the general limits on award amounts, the maximum number of performance shares and/or performance share units that may be granted to any given named executive officer with respect to a single performance period is 100,000. In addition, the maximum number of options, stand-alone SARs or other stock–based awards that may be granted to any named executive officer during any consecutive five calendar years is 750,000.

      At or prior to the grant of any performance award to a named executive officer, the Committee shall establish one or more objectively determinable performance goals for the award relating to one or more of the following areas of Company performance over the relevant performance period: earnings (which includes similar measurements such as net profits, operating profits and net income, and may be calculated before or after taxes, interest, depreciation, amortization or taxes) or earnings per share of Class A stock; revenues; cash flow; return on revenues, assets or equity; customer or employee retention; customer satisfaction; expenses or expense levels; one or more operating ratios; stock price; market share; capital expenditures; net borrowing, debt leverage levels, credit quality or debt ratings; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; the Company’s Quality Management System; shareholder return; organizational health/productivity; sales volume; or brand or product recognition/acceptance.

      At the same time, the Committee shall establish a “payout” schedule for the performance award, which shall range from 100 percent of the performance shares and/or performance share units constituting the award (if actual Company results for the performance period at least equal the performance goal(s) established) to zero percent of such award (if actual Company results for the period do not at least equal a minimum amount or level specified by the Committee) and shall be structured so as to permit objective determination of payouts over the full range of actual Company results.

      In connection with the establishment of the performance goal(s), the Committee shall specify which (if any) types or categories of extraordinary, unusual, non-recurring, or other items or events shall be excluded or otherwise not taken into account when actual Company results relating to such goal(s) are calculated. The only adjustments in actual Company results which thereafter shall be permissible for purposes of applying the payout schedule shall be objectively determinable adjustments for the items or events so specified.

      The Committee may establish other preconditions to the payout of awards, including preconditions the satisfaction of which may call for subjective determinations by the Committee. The payout on any performance award may also be reduced if, in the Committee’s judgment, the individual performance of the named executive officer during the performance period has not warranted the payout so calculated. In no event shall the payout on any performance award exceed the payout permissible under the award’s payout schedule nor shall any additional shares be granted to any named executive officer under the Plan so long as Section 162(m) of the Code remains in effect.

      As soon as practicable following the completion of the performance period applicable to a performance award, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the performance award earned by the named executive officer.

      If a performance award is granted to a named executive officer and the grantee ceases to be an employee before the end of the performance period due to the grantee’s disability, that percentage of the total number of performance shares and/or performance share units comprising such award which equals the percentage of the entire performance period by then elapsed shall be unaffected by the employment termination and the unaffected portion of the award subsequently shall vest or be forfeited or canceled in accordance with the payout schedule, any preconditions, and the provisions of the Plan applicable to the original award. If the grantee’s employment terminates due to death, the performance period for such grantee shall terminate at the end of the year in which death occurs (but no later than the normal performance period). The number of performance shares and/or performance share units payable to the grantee’s estate or beneficiary shall be the maximum award payable, adjusted by a performance factor (the percent of the award earned according to the payout schedule calculated as of the end of the year in which death occurs) times a time factor (a fraction, the numerator of which is the time elapsed between the date of grant and the date of death and the denominator of which is the number of days in the performance period). If the grantee of a performance award ceases to be an employee before the end of the performance period for any other reason, the Committee shall determine the disposition of the Award.

      Foreign Awards. The Committee may modify the terms of an Award that is an option, SAR, restricted share, restricted share unit, or performance award, for grant to an employee who is subject to the tax or other laws of a country other than the United States, and may grant such modified award, and structure and grant other types of awards related to appreciation in value of Class A stock, to such an employee, as the Committee determines necessary or desirable in order to provide such grantee with benefits and incentives comparable to those that would be provided the grantee if the grantee were not subject to such foreign laws.

      Other Stock-Based Awards. The Committee may, in its sole discretion, grant awards of Class A stock or Awards that are valued in whole or in part by reference to, or are otherwise based on, the fair market value of, Class A stock. These other stock-based awards will be in such form, and dependent on such conditions, as the Committee shall determine, including the right to receive shares of Class A stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event, the attainment of performance objectives and/or other criteria specified by the Committee.

      Restriction on Repricing. Absent stockholder approval, neither the Committee nor the Board of Directors has the authority to reprice any Award after the date of the initial grant with a lower exercise price in substitution for the original exercise price.

      Nontransferability. No Award may be sold, assigned, pledged, hypothecated or otherwise transferred in any manner except that, if the Committee determines that a transfer will not violate any requirements of the SEC or IRS, the Committee may permit an inter vivos transfer by gift to or for the benefit of a family member of the grantee. Upon the death of a grantee, outstanding Awards granted to such grantee may be exercised only by the executor or administrator of the grantee’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

      Overriding Precondition; Potential Forfeiture. In order for any Award to become vested or exercisable, (1) the grantee of an Award must not engage in any activity that, in the opinion of the Committee, is in competition with any activity of the Company or any affiliated entity of the Company or that is otherwise inimical to the best interests of the Company and that has not been approved by the Board of Directors or the Committee and (2) the grantee must furnish the Committee with all information confirming satisfaction of the foregoing condition that the Committee reasonably requests. If the Committee determines that a grantee has engaged in any of the foregoing prohibited activity, all of the grantee’s then outstanding Awards shall immediately be cancelled and forfeited.

      Adjustments Upon Changes in Capitalization. In the event of a reorganization or recapitalization, merger, consolidation or similar transaction involving the Company, a stock-on-stock dividend or split, spin-off, reverse split or combination of Class A stock, a rights offering, or any other change in the corporate or capital structure of the Company, the Board shall make such adjustments as it may deem appropriate in the number and kind of shares available for issuance in the aggregate and to any individual under and pursuant to the Plan (including in settlement of incentive stock options), the number and kind of shares covered by outstanding options and the per share exercise price of such options, the numbers of outstanding SARs and share units and the terms of foreign Awards. Any adjustment with respect to an incentive stock option in connection with a transaction to which Section 424(a) of the Code (or its successor) applies shall be made in accordance with such Code Section unless the Board specifically determines otherwise.

      Duration; Amendment or Termination of Plan. The Plan is effective upon approval of the Board of Directors (subject to approval of the Company’s stockholders) and will continue in effect for a term of 10 years unless terminated by the Board. The Board of Directors may amend, suspend or terminate the Plan at any time; provided, that no amendment shall adversely affect the rights of any grantee or holder of an Award then outstanding and unvested without the consent of the grantee or holder, unless the amendment or termination is necessary to comply with applicable law. Notwithstanding the foregoing, the Plan will not be amended without the approval of the Company’s stockholders to increase the maximum aggregate number of shares of Class A stock that may be issued under the Plan, to change the class of persons eligible to receive incentive stock options, or to make any other amendment that would require approval of the Company’s stockholders under applicable law.

Federal Income Tax Consequences of the Equity Incentive Plan

      The following discussion is designed to provide a general summary of the material federal income tax consequences, as of the date of this proxy statement, with respect to Awards granted under the Equity Incentive Plan. In addition to the tax consequences described below, (i) officers and directors of the Company subject to Section 16 of the Exchange Act may be subject to special rules regarding the income tax consequences of their Awards and (ii) any entitlement to a tax deduction on the part of the

Company is subject to the applicable federal tax rules, including those relating to the $1 million limitation on deductible compensation under Code Section 162(m).

      Incentive Stock Options. If a stock option under the Plan is treated as an incentive stock option, the optionee generally recognizes no taxable income as a result of the grant or exercise of the option. However an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

      The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (as described below).

      Upon a sale or exchange of the shares at least two years after the grant of an incentive stock option and one year after exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

      If an optionee disposes of shares acquired upon issuance of an incentive stock option prior to completion of either of the above holding periods, the optionee will have made a “disqualifying disposition” of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition.

      The optionee also will recognize capital gain or loss (long or short-term, depending on the length of time the stock was held) on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph.)

      Non-Qualified Stock Options. An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income for federal income tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price.

      The Company will generally be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee.

      Upon a sale of shares acquired pursuant to the exercise of a non-qualified stock option, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss (long or short-term, depending on the length of time the stock was held).

      Restricted Shares; Additional Shares. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the fair market value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become “vested,” i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. The income is taxable at ordinary income rates and is subject to withholding of income and applicable employment taxes at the time of vesting.

      Under the Equity Incentive Plan, employees will not pay any consideration for stock transferred to them as restricted shares or additional shares. Because additional shares are granted to a recipient without restrictions, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient’s taxable year in which the additional shares are granted. Because restricted shares are granted subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of restricted shares will recognize taxable income as of each date on which they become vested in restricted shares in the amount of the fair market value of the shares then vesting.

      If stock is granted subject to restrictions, employees may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount of ordinary income equal to the stock’s fair market value at the time of the award. If such an election is made, the employee is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the Internal Revenue Service. Employees making this election will be subject to withholding with respect to the taxable income they recognize at the time the stock is awarded to them.

      The Company will generally be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the employee.

      Employees will recognize gain upon the disposition of stock equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to the stock under the principles set forth above. That gain will be taxed as long or short-term capital gain, depending on the length of time the stock was held.

      If an employee disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock, he or she will generally recognize a capital loss (long or short-term, depending on the length of time the stock was held) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously and the amount realized upon disposition of the stock. If an employee forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.

      SARs. Recipients of SARs generally should not recognize income until such rights are exercised. Upon exercise, the employee will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Employees will be subject to withholding with respect to income recognized upon exercise of an SAR.

      The Company will generally be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the employee.

      Under new Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, SARs may be considered to provide deferred compensation and, if the Plan does not satisfy certain requirements, recipients of SARs would be required to recognize income at the time the SAR becomes vested, even if the SAR had not been exercised. The income would be ordinary compensation income equal to the difference between the fair market value of the stock on the vesting date less the fair market value of the stock on the date of grant, together with interest and a 20% additional tax.

      Under initial guidance issued by the Department of Treasury, a SAR will not be considered to provide deferred compensation if: (i) the fair market value of the SAR is based on the fair market value of the underlying stock on the date of grant; (ii) the underlying stock is publicly traded; (iii) the SAR can only be settled in stock; and (iv) the SAR does not contain any feature providing for the deferral of compensation upon exercise. The Plan currently provides that a stand-alone SAR may be settled in cash or stock and does not comply in form with the initial Treasury guidance. The Company does not intend to issue SARs to any employee until further guidance is issued clarifying the tax treatment of SARs.

      Performance and Restricted Share Unit Awards. An employee generally will recognize no income upon the grant of a performance share, performance units or restricted share units award. Upon the settlement of such awards, employees normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted shares received. Such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the vesting date, will be taxed as capital gain or loss.

      The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the employee on the vesting date.

Additional Information Regarding New Plan Benefits

      Awards under the Equity Incentive Plan are based on the Company’s performance. Accordingly, future awards under the Plan are not determinable at this time. Reference is made to the tables captioned “Summary Compensation Table”, “Option Grants in 2004”, “Option Exercises During 2004 and Year-End Option Values” at pages 15 through 18 of this proxy statement for detailed information on awards and exercises of awards by certain executive officers under the 1996 Performance Incentive Plan during the three most recent fiscal years.

Market Price of the Common Stock

      As of February 11, 2005, the market value of the Class A stock was $30.27 per share, based on the closing price of the Class A stock as reported by Nasdaq.

Equity Compensation Plan Information

      The following table provides information about the Common Stock that may be issued upon the exercise of stock options, warrants and other rights under all of the Company’s existing equity compensation plans as of January 2, 2005.

Equity Compensation Plan Information

			Number of securities
			remaining available for
			future issuance under equity
	Number of securities	Weighted-average	compensation plans
	issued upon exercise of	exercise price of	(excluding securities
Plan Category	outstanding options	outstanding options	reflected in 1st column)

Equity compensation plans approved by security holders	2,574,000	$26.48	818,000
Equity compensation plans not approved by security holders	—	—	—

Total	2,574,000	$26.48	818,000

The Company has no equity compensation plan that has not been approved by the stockholders.

Required Vote

      The proposal to approve the Equity Incentive Plan will be carried if it receives the affirmative vote of the holders of a majority of the Company’s Class B common stock present in person or by proxy and entitled to vote at the Annual Meeting. For purposes of this stockholder vote, any shares that are the subject of a so-called “broker non-vote” will not be considered present, but any shares for which an abstention is registered will be considered present. In other words, any broker non-vote on the proposal will have no effect on the outcome of the vote, while any abstention registered with respect to the proposal will have the same effect as a vote “Against” the proposal.

Relationship with Independent Registered Public Accounting Firm

Proposal 3

      The Board of Directors of the Company has appointed the firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the current fiscal year ending January 1, 2006, subject to ratification by the stockholders. This firm has served as the Company’s independent registered public accounting firm for many years and is considered to be well qualified by the Board of Directors. As in prior years, a representative of that firm will be present at the Annual Meeting and will have the opportunity to respond to appropriate questions. Fees paid to PricewaterhouseCoopers LLP for fiscal year 2004 are set forth on page 14 of the Proxy Statement under the heading Audit and Related Fees.

      The Board unanimously recommends that the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year 2005 be approved. If stockholders fail to approve this proposal, the Board will reconsider the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year 2005.

      The proposal to ratify the appointment of PricewaterhouseCoopers LLP will be carried if it receives the affirmative vote of the holders of a majority of the Company’s Class B common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Stockholder Proposals

      Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Corporate Secretary, Kelly Services, Inc., 999 West Big Beaver Road, Troy, Michigan 48084, no later than December 5, 2005.

Other Matters

      At the date of this Proxy Statement the Company knows of no matters, other than the matters described herein, that will be presented for consideration at the Meeting. If any other matters do properly come before the Meeting, all proxies signed and returned by holders of the Class B common stock, if not limited to the contrary, will be voted thereon in accordance with the best judgment of the persons voting the proxies.

      A copy of the Company’s printed summary Annual Report and Annual Report on Form 10-K as of January 2, 2005, the close of the Company’s latest fiscal year, has been mailed to each stockholder of record. The expense of preparing, printing, assembling, and mailing the accompanying form of proxy and the material used in the solicitation of proxies will be paid by the Company. In addition, the Company may reimburse brokers or nominees for their expenses in transmitting proxies and proxy material to principals.

      It is important that the proxies be returned promptly. Therefore, stockholders are urged to execute and return the enclosed form of proxy in the enclosed postage prepaid envelope.

By Order of the Board of Directors

DANIEL T. LIS
Corporate Secretary

APPENDIX A

KELLY SERVICES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

      The Board of Directors (the “Board”) of Kelly Services, Inc. (“the Company”) has adopted the following Code of Business Conduct and Ethics (the “Code”) for itself and the officers and employees of the Company (the “employees”). The Code is intended to help us recognize and deal with ethical issues, deter wrongdoing, provide mechanisms to report dishonest or unethical conduct and help foster a culture of honesty and accountability as we collectively work to achieve our vision as the world’s best staffing services company. Each of us has a personal responsibility to comply with both the letter and the spirit of this Code.

      No code or policy can anticipate every situation that may arise. This Code is intended to serve as a guide. Employees are encouraged to ask their manager questions about particular circumstances that may involve the provisions of this Code. Employees also may present their questions to the Head of Internal Audit or the General Counsel, who may consult outside legal counsel as appropriate.

Conflict of Interest

      A “conflict of interest” occurs when our individual private interests interfere, or appear to interfere, in any way with the interests of the Company. Each of us must avoid conflicts of interest with the Company. Any situation that involves, or may reasonably be expected to involve, a conflict of interest with the Company must be disclosed immediately to the Head of Internal Audit or the General Counsel.

      This Code does not attempt to describe all possible conflicts of interest which could develop. Some of the more common conflicts from which we should refrain, are:

•	an employee or a family member receiving an improper personal benefit as a result of the employee’s position with the Company. A “family member” means a spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone who resides in an employee’s home;

•	knowingly engaging in any conduct or activity that is inconsistent with the Company’s best interests or that disrupts or impairs the Company’s relationship with any person or entity with which the Company has or proposes to enter into a business or contractual relationship;

•	accepting compensation, in any form, from any source other than the Company, which affects job performance in any way;

•	offering, giving or receiving gifts to or from anyone who deals with the Company in cases where the gift is being made to influence our actions in our position with the Company, or where acceptance of the gifts could create the appearance of an impropriety.

Corporate Opportunities

      Each of us has a responsibility to the Company to advance its legitimate interests. We must not:

•	personally take for ourselves or divert to others opportunities that are discovered through the use of Company property, information or our respective positions;

•	use Company employees, property, information or our respective positions for personal gain; or

•	compete with the Company, directly or indirectly, for business opportunities.

Confidentiality

      Each of us must maintain the confidentiality of information entrusted to us by the Company and its customers.

Protection and Proper Use of Company Assets

      We must each protect the Company’s assets and ensure their efficient use. No one is to use Company assets for personal benefit.

Fair Dealing

      We have a responsibility to deal fairly with each other, our customers and our suppliers. No one must take unfair advantage of anyone else through manipulation, concealment, abuse of confidential information, misrepresentation of material facts or any other unfair dealing practices.

Compliance with Laws, Rules and Regulations

      Each of us shall comply with all laws, rules and regulations applicable to the Company, including the Foreign Corrupt Practices Act, antitrust laws and insider trading laws, and all policies established by the Company.

Waivers of the Code of Business Conduct and Ethics

      Any waiver of this Code as it applies to individual Directors or Executive Officers must be made by the Board of Directors and will be disclosed in accordance with applicable federal law and Nasdaq rules. Requests for waivers of the Code as it applies to officers and employees must be made in writing to the Head of Internal Audit or the General Counsel and must be confirmed in writing.

Reporting Dishonest or Unethical Behavior

      When in doubt about the best course of action in a particular situation, employees should talk to their managers or other appropriate personnel. Known or suspected violations of laws, rules and regulations applicable to the Company, of this Code or any Company policy must be promptly reported in writing to the Head of Internal Audit or the General Counsel. Alternatively, anonymous reports of known or suspected violations may be made through the fraud hotline at 1-877-553-9002. Retaliation of any kind against any Director, officer or employee for reports made in good faith is expressly prohibited and will result in corrective action, including termination of employment.

Public Company Reporting

      The Chief Executive Officer and the Chief Financial Officer, the Corporate Controller and their designees (the “senior financial officers”) have the additional responsibility to file with the Securities and Exchange Commission full, fair, timely and understandable reports and documents; these same disclosure requirements apply to all of the Company’s public communications. In addition to the reporting requirements set forth elsewhere in this Code the senior financial officers must report any known or suspected violations of the Code to the Audit Committee.

Failure to Comply; Compliance Procedures

      The failure by any Director, officer or employee to comply with the laws, rules or regulations governing the Company’s business, this Code or any Company policy will constitute grounds for corrective action, up to and including termination of employment or engagement. Reports of known or suspected violations will be promptly investigated by the appropriate function, which may include Audit, Human Resources or Law.

Adopted by Board of Directors

February 9, 2004, as amended on February 7, 2005

APPENDIX B

KELLY SERVICES, INC.

AUDIT COMMITTEE CHARTER

As Amended August 2, 2004

Purpose

      Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee will assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors and (4) compliance by the Company with legal and regulatory requirements.

      The Committee will serve as the Company’s Qualified Legal Compliance Committee (“QLCC”).

Organization and Authority

      The Board shall appoint three or more of its members to serve as members of the Committee and shall designate the Chairman of the Committee from among the members of the Committee. The members of the Committee shall meet the independence and experience requirements set forth in the Nasdaq rules, Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.

      No member of the Committee shall simultaneously serve on the audit committees of more than two other public companies without the prior approval of the Board of Directors.

      The Committee shall have the authority to perform the duties listed in this charter.

Procedural Matters

      The Committee shall meet at such times as the Committee shall consider appropriate to fulfill its duties, but not less frequently than quarterly. A majority of the Committee shall constitute a quorum for the transaction of business and a vote of a majority of the members present at any meeting at which a quorum is present shall constitute the action of the Committee.

      The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or videoconference and may take action by written consent in lieu of meeting.

Duties

1.	The Committee is directly responsible for the appointment, compensation, retention and oversight of any registered public accounting firm engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Each such registered public accounting firm must report directly to the Committee.

2.	Approve all audit, audit related, internal control related, tax and permitted non-audit services of the independent public accountants prior to engagement by the Company. Such pre-approval may be delegated to the Chair of the Audit Committee so long as all such pre-approvals are presented to the full Audit Committee at a regularly scheduled meeting.

3.	Consider in consultation with the independent accountants and the head of Internal Audit, the audit scope and plan of external and internal audits, the involvement of the internal auditors in the audit examination, and the independent auditor’s responsibility under generally accepted auditing standards.

4.	Receive periodic reports from the independent accountants and the Internal Audit Department on their activities and assessment of the Company’s compliance with and the adequacy of existing internal controls.

5.	Obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, discuss with the independent accountants the scope of any such disclosed relationships and their impact or potential impact on the independence and objectivity of the independent accountants and make a recommendation to the Board based on its findings.

6.	Review with management and the independent accountants:

•	The Company’s quarterly and annual financial statements including the quarterly reports on Form 10-Q and the annual report on Form 10-K filed with the Securities and Exchange Commission.

•	The independent accountants’ audit of the financial statements and their associated report, including any opinions rendered in connection with the financial statements. This includes any related management letter and management’s response to the recommendations.

•	Any significant changes required in the independent accountants’ audit plan.

•	Any serious difficulties encountered in the conduct of the audit or disputes with management during the audit.

•	Any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•	The Company’s internal control report and the independent accountant’s attestation of the report prior to the filing of the Company’s Form 10-K.

7.	Review with management and the head of Internal Audit:

•	Significant findings during the year and management’s responses.

•	The Internal Audit Department’s scope and responsibilities, budget and staffing, internal audit plan and recommended changes in the planned scope of the internal audit.

•	The results of their review with respect to officers’ expense reports.

•	Review and concur with management on the appointment, replacement, reassignment or dismissal of the Head of Internal Audit.

8.	Meet periodically with the head of Internal Audit and the independent accountants in separate executive sessions. The Committee may also call into executive session other senior officers, including particularly the General Counsel and retained counsel.

9.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding potential fraud, ethics violations, accounting, internal accounting controls or auditing matters and the confidential, anonymous submissions by the Company’s employees.

10.	Include in the Company’s proxy statement a report of the Audit Committee, as required by the SEC, that “based on the review and discussion of the audited financial statements with management and the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Commission.” In addition, the report must state whether:

•	The Audit Committee discussed with the independent auditors those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

•	The Audit Committee has received from the auditors certain disclosures regarding the auditor’s independence required by Independence Standards Board Standard No. 1.

•	The Board of Directors has adopted a written charter for the Audit Committee (a copy of the charter must be included as an appendix to the Company’s proxy statement at least once every three years).

•	The Audit Committee members are “independent” as defined by the Nasdaq rules.

11.	The Audit Committee shall have the authority to engage and determine funding for independent legal, accounting or other consultants to advise the Committee.

12.	The Audit Committee will have such additional duties and responsibilities as may be provided in applicable Nasdaq rules and the rules and regulations of the Securities and Exchange Commission, as in effect from time to time.

13.	The Audit Committee will review the written Audit Committee Charter annually.

14.	When functioning as the Company’s QLCC, the Audit Committee shall have the duty and authority to:

•	Receive reports of potential material violations by the Company or any of its officers, directors, employees or agents, of applicable U.S. federal or state law or of a fiduciary duty arising under such law;

•	Inform the Company’s Chief Executive Officer and General Counsel of any such report;

•	Determine whether an investigation is necessary, and if so, to notify the Board of Directors, initiate an investigation, and retain additional expert personnel as necessary;

•	Handle reported matters according to written procedures;

•	At the conclusion of any such investigation, recommend implementation of an “appropriate response” (as defined by rule or regulation of the SEC) and inform the Chief Executive Officer and General Counsel of the results of such investigation and the appropriate remedial measures to be adopted;

•	Take all other appropriate action, including, as required by law, notifying the SEC if the Company fails to implement an appropriate response recommended by the Committee.

15.	The Committee shall be responsible for any other matters expressly delegated to the Committee by the Board from time to time.

Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants.

APPENDIX C

KELLY SERVICES, INC.

EQUITY INCENTIVE PLAN

As Adopted by Action of the Board of Directors

February 7, 2005

Section 1 — Purposes

      This KELLY SERVICES, INC. Equity Incentive Plan (the “Plan”) provides for long-term incentive stock-related compensation to selected key employees of the Company or an Affiliated Entity for their contributions to the Company’s growth and profitability. Such compensation is intended to help the Company attract and retain superior employees, and it gives those employees shared financial interests with the Company’s stockholders that are believed to positively affect their job performance.

Section 2 — Definitions and Rules of Construction

      (a) The terms in quotation marks below have the following meanings under the Plan:

“Additional Shares” means immediately vested shares of Company Stock awarded pursuant to Section 9A(c) of the Plan.

“Affiliated Entity” means a corporation, partnership or other business enterprise in which the Company directly or indirectly has a significant equity interest under United States generally accepted accounting principles.

“Award” means a Restricted Award, Performance Award, Other Stock-Based Award, award of Additional Shares, Option, SAR or Foreign Award granted under the Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan. The Committee shall be comprised of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Securities and Exchange Commission. Further, to the extent that the Company determines it desirable to qualify Awards granted hereunder as “qualified performance-based compensation” within the meaning of Section 162(m), the Committee shall be comprised of two or more “outside directors” within the meaning of Section 162(m).

“Company” means Kelly Services, Inc.

“Company Stock” means the Class A Common Stock, $1.00 par value, of the Company.

“Disability” means the total and permanent inability of an Employee by reason of sickness or injury to perform the material duties of such Employee’s regular occupation with his or her Employer where such inability has existed for at least six continuous months.

“Employee” means an employee of the Company or an Affiliated Entity.

“Employer” means the Company or the Affiliated Entity which employs an Employee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, for any given date, the average of the high and low trading prices for a share of Company Stock as a Nasdaq National Market System security reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”) for that date (or, if no such prices are so reported for such date, for the latest preceding date on which such sale prices were so reported). If the Fair Market Value for a given date cannot be determined by reference to Nasdaq, it shall be determined in good faith by the Committee.

“Foreign Award” means an award granted pursuant to Section 10 of the Plan.

“Incentive Stock Option” or “ISO” means an Option that meets the requirements of Section 422 of the Code (or any successor provision) and that is identified as intended to be an ISO in the written agreement evidencing the Option.

“Named Executive Officer” means, for purposes of Section 9B, an Employee who is the chief executive officer or among the four highest compensated officers (other than the chief executive officer) of the Company for any given fiscal year, whose compensation is subject to disclosure under Exchange Act rules, and who is a Section 16 Reporting Person.

“Nonqualified Stock Option” or “NQSO” means an Option that is not an ISO.

“Option” means an Option to purchase Company Stock granted pursuant to Section 6 of the Plan.

“Over-10% Owner” means an owner of over 10% of the total combined outstanding voting power of all classes of capital stock of the Company.

“Performance Award” means an award of Performance Shares or Performance Share Units.

“Performance Shares” and “Performance Share Units” mean, respectively, shares of Company Stock and Share Units granted under Section 9 of the Plan which, until vested, are subject to forfeiture.

“Restoration Option” means an Option granted under, and subject to the conditions set forth in, Section 6(g) of the Plan.

“Restricted Award” means an award of Restricted Shares or Restricted Share Units.

“Restricted Shares” and “Restricted Share Units” mean, respectively, shares of Company Stock and Share Units granted under Section 8 of the Plan which, until vested, are subject to forfeiture.

“Rule 16b-3” means Securities and Exchange Commission Rule 16b-3, as amended.

“Section 16 Reporting Person” means a person required by Section 16 of the Exchange Act and related rules to file reports concerning such person’s ownership of and transactions in Company equity securities.

“Section 162(m)” means Section 162(m) of the Code (or any successor), together with the related U.S. Department of Treasury regulations.

“Share Unit” means a unit available for award under the Plan which: (1) upon vesting or payout, shall entitle the holder to receive from the Company for each Share Unit vested or paid, a share of Company Stock, and (2) until settled after vesting, or until forfeited, shall entitle the holder to be paid by the Company the equivalent of any cash dividend paid on Company Stock to which the holder would have been entitled if, on the date of grant of such Share Unit, the grantee of the Share Unit had instead been granted a Restricted Share or Performance Share.

“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 7 of the Plan which, upon exercise, shall entitle the holder to receive from the Company the Fair Market Value of a share of Company Stock on the exercise date, minus the Fair Market Value of such a share on the date of grant.

      (b) References in this Plan to the “issuance” of shares, to shares “issued” or “issuable,” and the like, include transfers of treasury shares as well as new issuances of authorized but previously unissued shares.

Section 3 — Administration

      (a) General. The Plan shall be administered by the Committee, subject to the express limitations set forth in the Plan. The Committee may, by majority vote, grant Awards and determine the type, amount and other terms and conditions of each Award. The Committee shall have authority to prescribe the forms of written agreements to evidence Awards, to interpret the Plan and the provisions of such agreements, to adopt administrative rules and procedures concerning administration of the Plan and to take such other action as it determines to be necessary, advisable, appropriate or convenient for the administration of the Plan in accordance with its purposes.

      The Committee may delegate to the chief executive officer of the Company, if also a director, some or all of its authority to grant Awards under the Plan to Employees who are not Section 16 Reporting Persons or Senior Vice Presidents or officers of higher rank, in which case actions taken by the chief executive officer pursuant to such delegated authority shall have the same effect as if taken by the Committee. The chief executive officer shall periodically notify the Committee of any grants made pursuant to such delegation of authority.

      The Committee may delegate performance of recordkeeping and other ministerial functions concerning the Plan and its day-to-day operations to such persons as it may specify from time to time.

      (b) Repricing. Absent stockholder approval, neither the Committee nor the Board shall approve a program providing for either (i) the cancellation of outstanding Options and/or SARs and the grant in substitution therefore of new Options and/or SARs having a lower exercise price or (ii) the amendment of outstanding Options and/or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Code Section 424.

Section 4 — Eligibility for Awards; No Requirement of Uniformity

      Any type of Award may be granted to any Employee at any time, except that Foreign Awards may be granted only as permitted under Section 10 of the Plan. The type, amount, timing and other terms and conditions of Awards made to a grantee need not be uniform, comparable or proportionate among grantees.

Section 5 — Maximum Number of Shares; Award Limits

      (a) Maximum Number of Shares. For purposes of this section, “Affected Shares” are shares of Company Stock that have been issued as Restricted Shares or Units, Performance Shares or Units, Additional Shares or similar Foreign Awards or that have been made subject to future issuance in settlement of Options (whether or not with related SARs), Share Units or Foreign Awards. For a given date, the “Adjustment Period” comprises the Company’s current fiscal year to date, plus its four immediately preceding fiscal years.

      The total number of Affected Shares shall never exceed 10% of the number of outstanding shares of Company Stock (exclusive of treasury shares) at the end of the immediately preceding Company fiscal year (rounded downward, if necessary to eliminate fractional shares),

(i) minus the sum, for the Adjustment Period, of the numbers of:

(A) shares awarded as Restricted Shares, Performance Shares or Additional Shares;

(B) Share Units awarded;

(C) shares made subject to Option grants (including Restoration Options); and

(D) shares issued or granted for future issuance as Foreign Awards,

(ii) plus the sum, for the Adjustment Period, of the numbers of:

(A) shares as to which Options have expired or terminated for any reason other than exercise of such Options or of related Tandem SARs;

(B) shares as to which Restricted Awards and Performance Awards have been both granted and forfeited; and

(C) shares transferred to the Company (actually or constructively) to satisfy the exercise price of outstanding Options.

      Stock options, SARs and other equity-based awards assumed by the Company in a merger or acquisition of another company shall not count against the shares available for Award under the Plan.

      (b) Award Limits. The number of shares covered by outstanding ISOs plus the number of shares issued in settlement of exercised ISOs under this Plan may not exceed 4,000,000 shares.

Section 6 — Options

      (a) Incentive Stock Options and Nonqualified Stock Options. At the time of the grant of an Option, the Committee shall specify whether it is intended to be an Incentive Stock Option or a Nonqualified Stock Option, and the agreement evidencing such Option shall designate the Option accordingly. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the shares with respect to which ISOs are exercisable for the first time by the grantee during any calendar year exceeds $100,000 (or such other amount as permitted by Code Section 422(d)) such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 6(a), ISOs shall be taken into account in the order in which they were granted. The Committee may prescribe such terms and conditions for an ISO grant, other than those specified in the Plan, as it deems desirable to qualify the Option as an incentive stock option under the Code. If an Option (or any portion thereof) intended by the Committee to be an ISO fails to qualify as an ISO, either at the time of grant or subsequently, such failure to qualify shall not invalidate the Option (or such portion), and instead the nonqualified portion (or, if necessary, the entire Option) shall be deemed to have been granted as a Nonqualified Stock Option regardless of its designation in the grant and in the Option agreement.

      (b) Number of Shares. The number of shares subject to an Option shall be specified at the time of grant. The maximum number of shares that may be granted as Options (whether or not in tandem with SARs) during any consecutive five calendar years to any single Employee shall be 750,000, subject to adjustment under Section 14 of the Plan.

      (c) Exercisability. The time at which any portion of an Option first becomes exercisable (which may be at or after the date of grant) and the latest date on which the Option may be exercised (the “expiration date”) shall be as specified at the time of grant. However, the expiration date for any ISO granted to an Over-10% Owner may be no later than five years after the grant, and the expiration date for any other Option may be no later than ten years after the date of grant. The Committee may, in its discretion, accelerate the exercisability of any portion of an Option or provide for automatic acceleration of exercisability of any portion of an Option upon the occurrence of such events as it may specify, such as upon the death or Disability of a grantee. However, no acceleration of exercisability of any portion of an ISO shall be effective without the consent of the Option holder if such acceleration would cause the ISO or any other ISO of such holder (or any portion thereof) to become a Nonqualified Stock Option. During the lifetime of the grantee of an Option, the Option may be exercised only by the grantee or the grantee’s legal representative.

      (d) Exercise Price. Unless a higher price is specified at the time of grant, the per share exercise price of each Option shall be the Fair Market Value of a share of Company Stock on the date of grant, except that the per share exercise price of any ISO granted to an Over-10% Owner shall be at least 110% of such Fair Market Value on the grant date.

      (e) Exercise Procedures and Payment. The holder of an exercisable Option (or Option portion) may exercise it in whole or in part by complying with such procedures for exercise as are then in effect and tendering payment in full of the aggregate exercise price for the number of shares in respect of which the Option is then being exercised. Except to the extent further restricted or limited at the time of grant, payment may be made (1) entirely in cash; (2) by delivery of whole shares of Company Stock owned by the Option holder for more than six months on the date of surrender; (3) pursuant to a cashless exercise program implemented by the Company in connection with the Plan; or (4) by any combination of the foregoing methods of payment. Any shares delivered in payment shall be valued at their Fair Market Value on the date of delivery.

      (f) Effect of Employment Termination. The Committee shall determine the disposition of the grant of each Option in the event of the disability, death or other termination of employment of an Employee.

      (g) Restoration Options. Subject to the provisions below, the Committee may provide that an Option shall also carry with it a right to receive another Option (a “Restoration Option”) in certain circumstances. A Restoration Option may be created at the time of grant of an Option (for purposes of this paragraph, an “original Option”) that is not itself a Restoration Option at the time a Restoration Option arises (so as to provide a subsequent Restoration Option to it), or at any other time while the grantee continues to be eligible for Awards and the original or Restoration Option (the “prior Option”) is outstanding. In addition to any other terms and conditions (including additional limitations on exercisability) that the Committee deems appropriate, each Restoration Option shall be subject to the following:

(1) A Restoration Option may arise only if, earlier than six months before the expiration date of the prior Option, the grantee exercises the prior Option (or a portion thereof) while still an Employee and pays all or some of the relevant exercise price in shares of Company Stock that have been owned by the grantee for at least six months prior to exercise.

(2) The number of shares subject to the Restoration Option shall be the number of whole shares delivered in exercise of the prior Option, except that the number will be reduced to the extent necessary for the Plan to comply with the limitations imposed by Sections 5 and 6(b) of the Plan.

(3) The Restoration Option shall arise and be granted (if ever) at the time of payment of the relevant exercise price in respect of the prior Option.

(4) The per share exercise price of the Restoration Option shall be the Fair Market Value of a share of Company Stock on the date the Restoration Option arises.

(5) The expiration date of the Restoration Option shall be the same as that of the prior Option.

(6) The Restoration Option shall first become exercisable six months after it arises.

(7) The Restoration Option shall be a Nonqualified Stock Option.

Section 7 — Stock Appreciation Rights

      (a) Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Stand-Alone SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

      (b) Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (i) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (ii) the exercise price per share subject to a Stand-Alone SAR shall not be less than the Fair Market Value of a share of Company Stock on the effective date of grant of the SAR.

      (c) Exercisability and Termination.

(i) Tandem SARs. Tandem SARs shall be exercisable as follows, subject to such other provisions as the Committee may specify when the Tandem SAR is granted:

(1) The only persons entitled to exercise such SARs shall be the holder of the related Option or such holder’s legal representative.

(2) The expiration date of such SARs shall be the same as that of the related Option.

(3) SARs shall be exercisable if (and only if) and to the extent that the related Option is then exercisable, except that SARs shall not be exercisable by a Section 16 Reporting Person at any time within six months after the date on which the SARs were granted even if the related Option is then exercisable.

(4) Exercise of SARs shall automatically terminate the related Option with respect to the same number of shares as the number of SARs being exercised.

(5) Exercise, cancellation or termination of an Option shall automatically terminate the same number of related SARs as the number of shares with respect to which the Option is being exercised, canceled or terminated.

(ii) Stand-Alone SARs. Stand-Alone SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award agreement evidencing such SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

      (d) Exercise Procedures and Settlement Elections. Exercisable SARs may be exercised at any time in accordance with such exercise procedures as are then in effect. Except to the extent further restricted at the time of grant, at or prior to exercise of SARs, the holder may elect to have the exercised SARs settled (1) entirely in cash, (2) to the extent possible, in whole shares of Company Stock and the balance in cash, or (3) partially in cash in an amount specified by the holder and the balance in whole shares of Company Stock plus cash in lieu of any fractional share. If no election is made, the SARs shall be settled in any of the foregoing manners as the Committee shall determine. For purposes of settlement, shares of Company Stock shall be valued at their Fair Market Value as of the settlement date.

      (e) Effect of Termination of Employment. A SAR shall be exercisable after a grantee’s termination of employment to the extent and during such period as determined by the Committee, in its discretion, and as set forth in the Award agreement evidencing such SAR.

Section 8 — Restricted Awards

      (a) General. Awards of Restricted Shares are awards of actual Company Stock, while Awards of Restricted Share Units are awards that may consist of Company Stock, cash equivalents of Company

Stock, or a combination of both. The restrictions that may be imposed relate to possession, vesting and conditions to vesting, payment of dividends, and potential forfeiture.

      (b) Restriction Period. At the time of grant of a Restricted Award, the Committee shall establish a period of no less than twelve months with respect to such Restricted Award, which period (the “restriction period”) shall commence on the date of grant. The Committee may provide for such restriction period to lapse in installments. The Committee may impose such restrictions or conditions to the vesting of a Restricted Award as it, in its sole discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any Restricted Award, that the grantee or the Company achieves such performance goals as the Committee may specify. If a Restricted Award is intended to qualify as “qualified performance-based compensation” under Section 162(m), all requirements set forth in Section 9B must be satisfied in order for a grantee to be entitled to payment.

      (c) Vesting and Forfeiture. If the grantee of a Restricted Award remains an Employee throughout the applicable restriction period, and any other conditions imposed by the Committee are satisfied, the entire Restricted Award shall become fully vested and no longer subject to forfeiture at the end of the restriction period. If the grantee ceases to be an Employee during the restriction period due to death or Disability, the Award shall be vested in proportion to the then elapsed portion of the restriction period, and the remainder of such Award shall be forfeited, unless the Committee determines to waive such forfeiture in whole or in part, and vest those Shares or Units. If the grantee otherwise ceases to be an Employee during the restriction period, the Committee shall determine the disposition of the Award.

      (d) Restricted Share Certificates and Dividends or Distributions. Restricted Shares shall be issued to the grantee as promptly as practicable after the grant, but the certificates representing such Restricted Shares shall bear an appropriate legend and shall be held by the Company. Non-cash dividends or other distributions upon Restricted Shares shall be retained and held by the Company, pending vesting or forfeiture of the Restricted Shares. Such retained non-cash dividends and other distributions shall be vested or forfeited, as the case may be, upon the vesting or forfeiture of such Restricted Shares. Non-cash dividends and other distributions that vest shall be distributed to the grantee of the Restricted Shares as promptly as practicable after the vesting date. The grantee of Restricted Shares shall be entitled to receive any cash dividends paid with respect to such Shares during the restriction period.

      (e) Settlement of Restricted Share Units. An Award of Restricted Share Units that vests shall be settled in cash, whole shares of Company Stock (valued at Fair Market Value as of the settlement date), or a combination thereof, as the Committee shall determine. The mode of settlement shall not violate the Plan’s limitations on available shares or any limitations imposed by the Committee at the time of grant of the Award or at any other time while the Award is unvested and the grantee is still an Employee. Restricted Share Units that vest shall be settled in full as soon as practicable after the vesting date, and no later than two and one-half months after the calendar year in which vesting occurs.

Section 9A — Performance Awards and Additional Shares in General

      (a) Performance Period and Goals. At the time of grant of a Performance Award, the Committee shall establish a performance period with respect to such Performance Award of not less than one year nor more than five years. If the Award is granted during the first fiscal quarter of the Company’s fiscal year, the performance period will commence on the first day of that fiscal year. Otherwise, the performance period will commence on the date of grant. At the time of grant of the Performance Award, the Committee shall also establish one or more business performance goals for the performance period and, if it establishes more than one, the weight to be given each such goal (collectively, “performance goals”). The initial performance goals with respect to a Performance Award may be modified or adjusted during the performance period in light of previously unforeseen transactions, events or circumstances occurring after the initial performance goals are established.

      (b) Performance Assessment, Vesting and Forfeiture. As soon as practicable after the end of the performance period for a Performance Award, the Committee shall determine the extent to which the performance goals for that Award were attained. If the Committee determines that the performance goals have been fully attained, and if the grantee of the Performance Award has remained an Employee throughout the performance period, the entire Performance Award shall become fully vested and no longer subject to forfeiture. If the grantee has remained an Employee throughout the performance period but the Committee determines that the performance goals were unmet or only partially met, the Committee nevertheless may permit vesting of all or a portion of the Performance Award, with the remainder of the Award to be forfeited. If the grantee ceases to be an Employee during the performance period, the consequences shall be the same, adjusted by a performance factor as determined by the Committee, as if the Performance Award had been a Restricted Award and the performance period a restriction period.

      (c) Additional Shares. At the end of the performance period, the Committee may recommend a grant of Additional Shares to the grantee of a Performance Award if the grantee is then an Employee and the Committee determines that satisfaction of the performance goals so warrants. Additional Shares awarded to a grantee shall be immediately vested and shall be issued to the grantee as soon as practicable after the grant.

      (d) Other Matters. The provisions of Section 8(d) of the Plan shall also apply to Performance Shares, and the provisions of Section 8(e) shall also apply to Performance Share Units. The Committee may make interim grants of Awards to new Employees in a fair and equitable manner.

Section 9B — Performance Awards to Named Executive Officers

      (a) Special Provisions Applicable. Notwithstanding other provisions of the Plan, the provisions of this Section 9B shall apply to all Performance Awards granted to Named Executive Officers. Such Performance Awards are intended to qualify as “qualified performance-based compensation” that are not subject to the tax deduction limit imposed by Section 162(m). Except as superseded by this Section 9B, all provisions of the Plan applicable to Performance Awards shall also apply to such Awards granted to Named Executive Officers.

      (b) Timing of Grants. Performance Awards may be granted to Named Executive Officers only during the first quarter of the Company’s fiscal year.

      (c) Limits on Award Amounts. Subject to the general limits on Award amounts set forth in Section 5(b), the general limit on the number of Options that may be granted in any five year period under Section 6(b), and the adjustment provisions of Section 14:

(i) The maximum number of Performance Shares and/or Performance Share Units that may be granted to any Named Executive Officer with respect to a single performance period is 100,000.

(ii) The maximum number of Options, Stand-Alone SARs or Other Stock — Based Awards that may be granted to any Named Executive Officer during any consecutive five calendar years shall be 750,000.

      (d) Performance Objectives and Payout Schedules. At or prior to the grant of each Performance Award to a Named Executive Officer, the Committee shall establish one or more objectively determinable performance goals for the Award relating to one or more or any combination of the following areas of Company or other business unit performance over the relevant performance period:

(i) earnings (which includes similar measurements such as net profits, operating profits and net income, and which may be calculated before or after taxes, interest, depreciation, amortization or taxes) or earnings per share of Company Stock;

(ii) revenues;

(iii) cash flow;

(iv) return on revenues, assets or equity;

(v) customer or employee retention;

(vi) customer satisfaction;

(vii) expenses or expense levels;

(viii) one or more operating ratios;

(ix) stock price;

(x) market share;

(xi) capital expenditures;

(xii) net borrowing, debt leverage levels, credit quality or debt ratings;

(xiii) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions;

(xiv) the Company’s Quality Management System;

(xv) shareholder return;

(xvi) organizational health/productivity;

(xvii) sales volume; or

(xviii) brand or product recognition/acceptance.

At the same time, the Committee shall establish a payout schedule for the Performance Award, which shall range from 100 percent of the Performance Shares and/or Performance Share Units constituting the Award (if actual Company results for the performance period at least equal the performance goal(s) established) to zero percent of such Award (if actual Company results for the period do not at least equal a minimum amount or level specified by the Committee) and shall be structured so as to permit objective determination of payouts over the full range of actual Company results. The Committee shall specify which (if any) types or categories of extraordinary, unusual, non-recurring, or other items or events shall be excluded or otherwise not fully taken into account when actual Company results relating to such goal(s) are calculated, and the only adjustments in actual Company results which thereafter shall be permissible for purposes of applying the established payout schedule for the Performance Award shall be objectively determinable adjustments for the items or events so specified.

      (e) No Discretion to Increase Awards or Waive Forfeitures. The Committee may establish other preconditions to payout of a Performance Award to a Named Executive Officer, including preconditions that may call for subjective determinations by the Committee. The otherwise scheduled payout on any Performance Award granted to a Named Executive Officer may be reduced by the Committee to the extent it deems appropriate if, in the Committee’s judgment, the Named Executive Officer’s individual performance during the performance period has not warranted the scheduled payout. However, for so long as Section 162(m) may require, the payout on any Performance Award granted to a Named Executive Officer shall not exceed the payout permissible under the Award’s payout schedule, and no Additional Shares shall be granted to any Named Executive Officer.

      (f) Certification by Committee. As soon as practicable following the completion of the performance period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable performance goals have been attained and the resulting final value of the Award earned by the Named Executive Officer.

      (g) Effect of Employment Termination.

(i) Disability. If the grantee ceases to be an Employee before the end of the performance period due to the grantee’s Disability, a number of awarded Performance Shares and/or Performance Share Units proportional to the portion of the performance period elapsed on the date of Disability shall be unaffected by the provisions of Section 9A(b) that require employment throughout the performance period. The unaffected portion of the Award subsequently shall vest or be forfeited or canceled in accordance with the grant, the payout schedule, any preconditions, and the provisions of the Plan applicable to the original Award.

(ii) Death. If the grantee’s employment terminates due to death before the end of the performance period, the performance period for such grantee shall terminate at the end of the year in which death occurs (but no later than the normal performance period). The number of Performance Shares and/or Performance Share Units payable to the deceased grantee’s estate or beneficiary shall be the maximum award payable, adjusted by a performance factor (the percent of the award earned according to the payout schedule calculated as of the end of the year in which death occurs), and a time factor (the time between the date of grant and the date of death divided by the number of days in the performance period).

(iii) Other Termination of Employment. If the grantee of a Performance Award otherwise ceases to be an Employee before the end of the performance period, the Committee shall determine the disposition of the Award.

Section 10 — Foreign Awards

      The Committee may modify the terms of any type of Award described in Section 6, 7, 8 or 9A of the Plan for grant to an Employee who is subject to tax or similar laws of a country other than the United States and may grant such modified Award, and structure and grant other types of awards related to appreciation in value of Company Stock, to such an Employee, as the Committee determines necessary or advisable in order to provide such grantee with benefits and incentives comparable (to the extent practically possible) to those which would be provided the grantee if the grantee were not subject to such foreign laws.

Section 11 — Other Stock-Based Awards

      The Committee may, in its sole discretion, grant Awards of Company Stock or Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Company Stock (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine including, without limitation, the right to receive one or more shares of Company Stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event, the attainment of performance objectives and/or other criteria specified by the Committee. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Company Stock or a combination of cash and Company Stock; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof.) If an Other Stock-Based Award is intended to qualify as “qualified performance-based compensation” under Section 162(m), all requirements in Section 9B must be satisfied in order for a grantee to be entitled to payment.

Section 12 — Certain Provisions Generally Applicable to Awards

      (a) Award Agreements. Each Award (other than any award of Additional Shares and any similar Foreign Award unless the Committee otherwise determines) shall be evidenced by a written agreement setting forth the type, amount and other terms and conditions of such Award, as are not inconsistent with the Plan as the Committee shall have specified with respect to such Award.

      (b) Transfer Restrictions; Potential Forfeiture. No Option or SAR, no Other Stock-Based Award, no unvested Performance Award or Restricted Award, no Foreign Award similar to any of the foregoing, and none of the rights or privileges conferred by any such Award may be sold, assigned, pledged, hypothecated or otherwise transferred in any manner whatsoever, except that, if the Committee determines that such transfer will not violate any requirements of the Securities and Exchange Commission or the Internal Revenue Service, the Committee may permit an intervivos transfer by gift to or for the benefit of a family member of the grantee. Any attempt to sell, assign, pledge, hypothecate or otherwise transfer any such Award or any of the rights and privileges conferred thereby contrary to the provisions of the Plan shall be void and unenforceable against the Company.

      (c) Overriding Precondition; Potential Forfeiture. It shall be an overriding precondition to the vesting of each Performance Award, Restricted Award, Other Stock-Based Award, and similar Foreign

Award and the exercisability of each Option, SAR and similar Foreign Award: (1) that the grantee of such Award not engage in any activity that, in the opinion of the Committee, is in competition with any activity of the Company or any Affiliated Entity or is otherwise inimical to the best interests of the Company and that has not been approved by the Board or the Committee and (2) that the grantee furnish the Committee with all the information confirming satisfaction of the foregoing condition that the Committee reasonably requests. If the Committee determines that a grantee has engaged in any activity prohibited by the foregoing conditions, all of the grantee’s then outstanding Options, SARs and similar Foreign Awards shall immediately be cancelled, and all of the grantee’s then unvested Restricted Awards, Performance Awards, Other Stock-Based Awards, and similar Foreign Awards shall immediately be forfeited.

      (d) Tax Withholding; Notice to Company of Certain Actions.

      Whenever cash is to be paid pursuant to the settlement of an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

      The Committee may provide, on request of a grantee, for withholding of otherwise issuable shares upon the grant, exercise, vesting or settlement of Awards or for the tender of other shares of Company Stock owned by such grantee or holder in order to satisfy tax withholding obligations arising in connection with the grant, exercise, vesting or settlement of an Award. If the Committee grants such elections, it may condition, limit or qualify them in any manner it deems appropriate.

      If any grantee shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Code Section 83(b) (i.e., an election to include in gross income in the year of transfer the amounts specified in Code Section 83(b)), the grantee shall notify the Company of such election within ten days of filing notice with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

      (e) Stockholder Status. The grantee of an Award, and other persons to whom the Award or the grantee’s rights thereunder may pass, shall have no rights or privileges of a holder of shares of Company Stock, in respect of any shares issuable pursuant to or in settlement of such Award, unless and until certificates representing such shares have been issued in their name(s).

Section 13 — No Right to Employment or Award

      No person shall have any claim or right to be granted an Award. The grant of an Award shall not confer upon any Employee a right with respect to continued employment by the Company or an Affiliated Entity. Further, the Company and each Affiliated Entity reaffirms its at-will employment relationship with its Employees and expressly reserves the right to dismiss a grantee at any time free from any liability or claim, except as provided under this Plan.

Section 14 — Adjustments upon Changes in Capitalization

      In the event of a reorganization or recapitalization, merger, consolidation or similar transaction involving the Company, a stock-on-stock dividend or split, spin-off, reverse split or combination of Company Stock, a rights offering, or any other change in the corporate or capital structure of the

Company, the Board shall make such adjustments as it may deem appropriate in the number and kind of shares available for issuance in the aggregate and to any individual under and pursuant to the Plan (including in settlement of ISOs), the number and kind of shares covered by outstanding Options and the per share exercise price of such Options, the numbers of outstanding SARs and Share Units and the terms of Foreign Awards. Any adjustment with respect to an ISO in connection with a transaction to which Section 424(a) of the Code (or its successor) applies shall be made in accordance therewith unless the Board specifically determines otherwise.

Section 15 — Duration, Amendment, Suspension and Termination

      The Plan shall become effective upon approval by the Board, subject to approval of the stockholders of the Company, and shall continue in effect for a term of ten (10) years unless terminated by the Board. The Board may amend, suspend or terminate any portion or all of the Plan at any time, but no such Board action shall adversely affect the rights of any grantee or other holder of any Award then outstanding or unvested without the consent of such grantee or holder, unless such amendment or termination is necessary to comply with any applicable law, regulation or rule. Notwithstanding the foregoing, the Plan shall not be amended without the approval of the Company’s stockholders (a) to increase the maximum aggregate number of shares of Company Stock that may be issued under the Plan (except by operation of Section 14); (b) to change the class of persons eligible to receive Incentive Stock Options; or (c) to make any other amendment that would require approval of the Company’s stockholders under any applicable law, regulation or rule.

Section 16 — Miscellaneous Provisions

      (a) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

      (b) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any grantee or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, grantee or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

Adopted by the Board of Directors of the Company: February 7, 2005.

KELLY SERVICES, INC.

999 West Big Beaver Road
Troy, Michigan 48084

Solicited by the Board of Directors
for the Annual Meeting of Stockholders on May 4, 2005

     The undersigned hereby appoints as Proxies Terence E. Adderley, William K. Gerber and Daniel T. Lis, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B Common Stock of Kelly Services, Inc. (the “Company”) held of record by the undersigned on March 7, 2005 at the Annual Meeting of Stockholders to be held on May 4, 2005 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Address Change/Comments (Mark the corresponding box on the reverse side)

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You can now access your Kelly Services, Inc. account online.

Access your Kelly Services, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Kelly Services, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Please Mark Here for Address ☐ Change or Comments SEE REVERSE SIDE

1. Election of Directors	FOR ALL	WITHHOLD	FOR ALL EXCEPT	2.	Approval of the Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
01 Carl Camden 02 Donald R. Parfet 03 B. Joseph White	☐	☐	☐	3.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee(s) in the space provided below.				4.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

				Please be sure to sign and date this Proxy.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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